BISHOP STREET
                                                     FUNDS
                                                  SEMI-ANNUAL REPORT
                                                  JUNE 30,  2001

                                                  [Compass graphic omitted]


                                                  EQUITY FUND
                                                  HIGH GRADE INCOME FUND
                                                  HAWAII MUNICIPAL BOND FUND
                                                  MONEY MARKET FUND
                                                  TREASURY MONEY MARKET FUND


                                                  INVESTMENT ADVISER
                                                  BISHOP STREET
                                                  CAPITAL MANAGEMENT

                                             [BISHOP STREET FUNDS LOGO OMITTED]

                             The 2001 Tax Relief Act

               How will the largest tax cut in more than 20 years
                                  affect you?


If you:
o Pay federal income taxes
o Are married or have children
o Invest in a traditional or Roth IRA
o Participate in an employer-sponsored retirement plan
o Expect to transfer assets or inherit an estate

Then you will be pleased to learn the good news about how these new laws will help you . . .

o ENHANCE YOUR SAVINGS OPPORTUNITY
o LOWER YOUR TAX LIABILITY
o PROVIDE GREATER RETIREMENT INCOME
  FLEXIBILITY




                                 Visit us at
                                 www.bishopstreetfunds.com
                                 or call 1-800-262-9565
                                 today to discover how the Bishop Street Funds can help you take advantage of the new tax laws in planning your financial future.

 SEI Investments Distribution Co. serves as Distributor for Bishop Street Funds and is not affiliated with First Hawaiian Bank or any of its affiliates.

Not FDIC Insured         May Lose Value      No Bank Guarantee

                                  BISHOP STREET
                                TABLE OF CONTENTS
                                      FUNDS

      LETTER TO SHAREHOLDERS ................................................  2

      EQUITY FUND
            Investment Adviser's Report & Management Discussion .............  4
            Statement of Net Assets .........................................  7

      HIGH GRADE INCOME FUND
            Investment Adviser's Report & Management Discussion ............. 12
            Statement of Net Assets ......................................... 15

      HAWAII MUNICIPAL BOND FUND
            Investment Adviser's Report & Management Discussion ............. 20
            Statement of Net Assets ......................................... 23

      MONEY MARKET & TREASURY MONEY MARKET FUNDS
            Investment Adviser's Report & Management Discussion ............. 32
            Statements of Net Assets ........................................ 34
      Statements of Operations .............................................. 40
      Statements of Changes in Net Assets ................................... 41
      Financial Highlights .................................................. 44
      Notes to Financial Statements ......................................... 46

                                  BISHOP STREET
                              LETTER TO SHAREHOLDERS
                                      FUNDS

[photo of Anthony D. Goo omitted]]

DEAR FELLOW SHAREHOLDER:

We are pleased to present the Bishop Street Funds' Semi-Annual Report for the six months ended June 30, 2001.

The past six months have brought much-needed relief to the markets. Thanks to a combination of stable economic data, improving energy prices, and no fewer than six interest rate cuts by the Federal Reserve Board, investors have regained a measure of cautious optimism.

Throughout this period, we have advised our shareholders to remain calm, in our belief that the market correction was overdone and that the economy, while experiencing very sluggish growth, would be unlikely to slide into a recession.

And now at mid-year, it appears that our earlier assessments were accurate, and that the equity markets seem to have entered a recovery phase.

EQUITY MARKET REVIEW

By June 30, the equity markets recovered from their lows of early April, as investors responded to the Federal Reserve Board's aggressive monetary policies. As the quarter ended June 30 came to a close, the Standard & Poor's 500 Composite Index posted a positive return of 5.85%, while the NASDAQ Composite Index recovered to 17.44% from its level at the end of the previous quarter.

After a difficult first quarter, the Bishop Street Equity Fund performed in line with the S&P 500 Composite Index, trailing it moderately by the end of the second quarter. The Fund experienced solid gains in the technology, industrial and consumer cyclical sectors. Performance was dampened by holdings in the utilities, energy and telecommunications sectors.

With the markets stabilizing, we plan to maintain our current strategy in anticipation of a market recovery over the next two quarters. Since we believe that recovery will most probably be characterized by periods of reversal, maintaining a relatively high degree of diversification is a key component of our overall approach.

FIXED INCOME MARKET REVIEW

The fixed income markets produced positive results during the first six months of the year, particularly in the corporate sector. For the quarter ended June 30, the Lehman Brothers Government/Credit Index delivered a return of 0.30%.

The Bishop Street High Grade Income Fund performed well, although its total returns remained behind that of the Lehman Brothers Government/Credit Index. This was a result of the implementation of our policy of investing only in high quality corporate notes and bonds. Because of this policy, the Fund did not benefit from the strong rally that has occurred year to date in lower credit quality issues.

The Bishop Street Hawaii Municipal Bond Fund also performed well relative to its benchmark, capitalizing on a combination of favorable interest rate trends, a strong state economy, and conservative portfolio management strategies.



Bishop Street Funds

[BISHOP STREET FUNDS LOGO OMITTED]


As we anticipate a strengthening of economic growth over coming quarters, our fixed income managers plan to maintain their relatively conservative approach to securities selection and portfolio duration.

FOCUSING ON WHAT COUNTS

Experienced investors know that the appropriate reaction to market volatility is generally no reaction at all. The key to long-term success is to ignore short-term trends and remain focused on your individual long-term goals.

If those goals have changed, or if you feel that your current strategy is inappropriate for you, this may be a good time to consult with your Investment Specialist. He or she can help ensure that your asset allocation -- the blend of stock, bond, and money market funds -- is well suited to your needs, and designed to help you feel comfortable during all types of market conditions.

Whatever your strategy, we recommend that you continue to invest. Make it a habit to add to your portfolio on a steady basis through monthly or quarterly investing. That way, you can purchase additional shares when prices are up, as well as down. The result may be a more favorable average cost over the long-term.

We are pleased to report that in May 2001, we introduced a new retail class of the Bishop Street Money Market Fund, which was previously available only to institutional investors.

HERE TO STAY

The Bishop Street Funds do not exist for bull markets or bear markets. They exist to enable our clients to achieve their long-term investment objectives. We are focused on the long-term future, and, are here to stay.

For that reason, we continue to manage our investors' assets using a prudent and proven investment philosophy that has served us well over the years. We will not alter that philosophy to accommodate any trend or fashion, for the simple reason that we believe it offers an appropriate balance of risk and return potential for long-term investors.

We believe that this is what you, our valued investors, expect from us. And we are grateful for the privilege of serving as the guardians of your hard-earned assets.

Sincerely,





/s/ANTHONY D. GOO

Anthony D. Goo
Chief Investment Officer
Bishop Street Capital Management,
Investment Adviser


June 30, 2001                                          www.bishopstreetfunds.com

                                  BISHOP STREET
               INVESTMENT ADVISER'S REPORT & MANAGEMENT DISCUSSION
                                      FUNDS

Equity Fund
--------------------------------------------------------------------------------

INVESTMENT ADVISER'S REPORT

During the first six months of 2001, the markets regained a measure of confidence, although investors remained extremely skittish in the face of any negative news. While the Federal Reserve's six rate reductions helped to establish a bottom in the equity markets, investors wrestled with the reality that the Fed's actions could take months or longer to produce the turnaround in the economy that itself should precede an improvement in corporate earnings.

In the meantime, many of the most sacred icons of American business, particularly leaders in technology, continued to report sharp revenue declines with no indication of improvement showing up in their forecasts. At the same time, there were growing signs that global economic growth was slowing as well. As a result, by mid-May, the equity market began a retracement which progressed to quarter-end, but remained well above the lows hammered out in the last week of March and the first week of April.

Overall, evidence during the first six months of 2001 indicated that the manufacturing sector remained the only area of the economy in contraction, and that its rate of contraction appeared to be slowing. The service sector appeared to continue to inch forward, exhibiting very moderate growth.

Bishop Street Funds

                                              [BISHOP STREET FUNDS LOGO OMITTED]


MANAGEMENT DISCUSSION & ANALYSIS OF FUND PERFORMANCE

During the six month period ended June 30, 2001, the Bishop Street Equity Fund (Institutional Class) produced a total return of -16.68%.* By comparison, the Lipper Domestic Equity Funds Aggregate returned -6.67%, while the unmanaged S&P 500 Composite Index returned -6.70%.

Performance was enhanced by gains in the portfolio's technology, industrial and consumer cyclical stocks. Exposure in the latter two sectors was increased in the first quarter, and an overweight was maintained in industrials relative to the S&P 500 Composite Index over the period. Though reduced in the first quarter, a moderate overweight was also maintained in the technology sector over the period. These strategic positions were key components of the portfolio restructuring initiated in the first quarter to address the extreme structural shifts in the equity market that occurred late in the fourth quarter of 2000 and into the new year.

A strategic overweight in utilities and our ongoing emphasis of oil exploration and service providers in the energy sector hampered performance, as did holdings in telecommunications.

We continue to anticipate a stepwise market recovery over coming months. Nevertheless, as this uncertain market unfolds, we believe it is prudent to maintain a relatively high level of diversification. Our process-driven, close tracking with the S&P 500 Composite Index remains paramount.

* The Bishop Street Equity Fund (Class A) produced a total return of -16.75%. Including the maximum sales charge of 5.75%, total return was -21.52%. Past performance is no guarantee of future results.



June 30, 2001                                          www.bishopstreetfunds.com

Equity Fund                                                          (UNAUDITED)
--------------------------------------------------------------------------------


                             PERFORMANCE COMPARISON


                 COMPARISON OF CHANGE IN THE VALUE OF A $10,000
                  INVESTMENT IN THE BISHOP STREET EQUITY FUND,
                     INSTITUTIONAL CLASS OR CLASS A, VERSUS
             THE S&P 500 COMPOSITE INDEX, THE CONSUMER PRICE INDEX,
                 AND THE LIPPER DOMESTIC EQUITY FUNDS AGGREGATE

[Line Graphic Omitted] Plot points are as follows:

       Bishop Street
        Equity Fund,   Bishop Street    S&P 500      Consumer         Lipper
       Institutional   Equity Fund,    Composite   Price Index   Domestic Equity
          Class E        Class A        Index                   Funds Aggregate

Jan 97    $10,000        $ 9,425       $10,000      $10,000          $10,000
Jun 97     11,105         10,466        11,350       10,070           10,845
Dec 97     12,032         11,340        12,550       10,171           11,946
Jun 98     14,165         13,351        14,771       10,242           13,312
Dec 98     16,008         15,088        16,139       10,334           13,668
Jun 99     17,807         16,784        18,137       10,448           15,257
Dec 99     19,909         18,739        19,534       10,606           17,489
Jun 00     19,698         18,497        19,450       10,831           18,273
Dec 00     16,684         15,649        17,754       10,962           17,315
Jun 01     13,901         12,281        16,564       11,171           16,160


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.


# Account value if you reinvested income and capital gains


                          AVERAGE ANNUAL TOTAL RETURNS

--------------------------------------------------------------------------------
       SIX             ONE         ANNUALIZED      ANNUALIZED
      MONTH           YEAR           3 YEAR         INCEPTION
    RETURN++         RETURN          RETURN          TO DATE
--------------------------------------------------------------------------------
     -16.68%         -29.43%        -0.63%+         7.98%+ Institutional Class*
--------------------------------------------------------------------------------
     -16.75%         -29.58%        -0.81%+        -8.29% Class A**
--------------------------------------------------------------------------------
     -21.52%         -33.64%        -2.74%+       -10.91% Class A, with load***
--------------------------------------------------------------------------------

  * Commenced operations on 01/31/97.
 ** Commenced operations on 06/14/99.
*** Reflects 5.75% sales charge.
  + Prior performance information represents performance of the Institutional
    Class, which was offered on 01/31/97. Institutional Class performance has been adjusted to reflect the Class A sales charge, but has not been adjusted to reflect Class A Rule 12b-1 fees and expenses. Had that adjustment been made, performance would be lower than that shown.
 ++ The six month return has not been annualized.

Bishop Street Funds

Equity Fund                                                          (UNAUDITED)
--------------------------------------------------------------------------------





                             TOP TEN EQUITY HOLDINGS

--------------------------------------------------------------------------------
                                                          Percentage of
                                                           Investments
--------------------------------------------------------------------------------
    1. Citigroup                                             4.2%
--------------------------------------------------------------------------------
    2. General Electric                                      4.1%
--------------------------------------------------------------------------------
    3. Microsoft                                             3.6%
--------------------------------------------------------------------------------
    4. Tyco International Ltd                                2.6%
--------------------------------------------------------------------------------
    5. Bank of New York                                      2.4%
--------------------------------------------------------------------------------
    6. AES                                                   1.9%
--------------------------------------------------------------------------------
    7. Pfizer                                                1.9%
--------------------------------------------------------------------------------
    8. American Express                                      1.9%
--------------------------------------------------------------------------------
    9. Intel                                                 1.9%
--------------------------------------------------------------------------------
   10. AOL Time Warner                                       1.9%
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS


                                                                         Market
                                                                          Value
      Shares                                                              (000)
     ---------                                                          -------

                              COMMON STOCK -- 96.2%
AEROSPACE / DEFENSE -- 1.0%
     26,330    Boeing                                                   $ 1,464
     17,360    United Technologies                                        1,272
                                                                        -------
                                                                          2,736
                                                                        -------
AIR TRANSPORTATION -- 0.0%
      2,440    Southwest Airlines                                            45
                                                                        -------
AUTOMOTIVE -- 1.8%
     73,450    Ford Motor                                                 1,803
     63,900    Harley-Davidson (A)                                        3,008
                                                                        -------
                                                                          4,811
                                                                        -------
BANKS -- 4.5%
    132,900    Bank of New York                                           6,379
     65,820    Mellon Financial (A)                                       3,028
     64,320    Washington Mutual (A)                                      2,415
                                                                        -------
                                                                         11,822
                                                                        -------

June 30, 2001                                          www.bishopstreetfunds.com

Equity Fund                                                          (UNAUDITED)
--------------------------------------------------------------------------------


                             STATEMENT OF NET ASSETS
                                   (CONTINUED)

                                                                         Market
                                                                          Value
     Shares                                                               (000)
    ---------                                                            ------
BEAUTY PRODUCTS -- 0.9%
     48,300    Avon Products                                            $ 2,235
                                                                        -------
BROADCASTING, NEWSPAPERS & ADVERTISING -- 3.5%
     50,000    Clear Channel Communications*                              3,135
     29,100    Omnicom Group                                              2,503
     82,310    Univision Communications, Cl A*                            3,521
                                                                        -------
                                                                          9,159
                                                                        -------
CHEMICALS -- 0.5%
     36,550    Dow Chemical                                               1,215
                                                                        -------
COMMUNICATIONS EQUIPMENT -- 0.9%
     76,610    Echostar Communications, Cl A*                             2,484
                                                                        -------
COMPUTERS & SERVICES -- 12.8%
    214,920    Cisco Systems*                                             3,911
    128,450    Computer Associates International                          4,624
    101,130    Dell Computer*                                             2,644
    137,100    EMC*                                                       3,983
     95,930    Hewlett-Packard                                            2,744
    129,780    Microsoft*                                                 9,474
    164,150    Oracle*                                                    3,119
    202,610    Sun Microsystems*                                          3,185
                                                                        -------
                                                                         33,684
                                                                        -------
DIVERSIFIED OPERATIONS -- 8.9%
    223,730    General Electric                                          10,907
     47,810    Illinois Tool Works                                        3,026
     22,580    Minnesota Mining & Manufacturing                           2,576
    125,104    Tyco International Ltd                                     6,818
                                                                        -------
                                                                         23,327
                                                                        -------
ELECTRICAL SERVICES -- 3.4%
    117,460    AES* (A)                                                   5,057
     79,280    Calpine* (A)                                               2,997
     28,180    Mirant* (A)                                                  969
                                                                        -------
                                                                          9,023
                                                                        -------
Bishop Street Funds

Equity Fund                                                          (UNAUDITED)
--------------------------------------------------------------------------------


                             STATEMENT OF NET ASSETS
                                   (CONTINUED)

                                                                         Market
                                                                          Value
     Shares                                                               (000)
    ---------                                                           -------
ENTERTAINMENT -- 3.1%
     92,740    AOL Time Warner*                                         $ 4,915
    103,780    Carnival                                                   3,186
                                                                        -------
                                                                          8,101
                                                                        -------
ENVIRONMENTAL SERVICES -- 0.7%
     55,800    Waste Management                                           1,720
                                                                        -------
FINANCIAL SERVICES -- 11.0%
    129,950    American Express                                           5,042
    211,473    Citigroup                                                 11,174
     31,330    Fannie Mae                                                 2,668
     28,290    Goldman Sachs Group (A)                                    2,427
     60,320    Household International                                    4,023
     54,440    Morgan Stanley Dean Witter                                 3,497
                                                                        -------
                                                                         28,831
                                                                        -------
FOOD, BEVERAGE & TOBACCO -- 2.0%
     57,590    Pepsico                                                    2,545
     55,370    Safeway*                                                   2,658
                                                                        -------
                                                                          5,203
                                                                        -------
GAS/NATURAL GAS -- 3.9%
     38,110    Dynegy, Cl A                                               1,772
     69,620    El Paso                                                    3,658
     58,420    Enron                                                      2,863
     39,100    Praxair                                                    1,838
                                                                        -------
                                                                         10,131
                                                                        -------
HOUSEHOLD PRODUCTS -- 1.5%
     34,450    Kimberly-Clark                                             1,926
     31,990    Procter & Gamble                                           2,041
                                                                        -------
                                                                          3,967
                                                                        -------
INSURANCE -- 1.6%
     49,255    American International Group                               4,236
                                                                        -------
MEASURING DEVICES -- 2.5%
     68,600    PerkinElmer                                                1,889
     90,640    Tektronix*                                                 2,461
     97,620    Thermo Electron*                                           2,150
                                                                        -------
                                                                          6,500
                                                                        -------

June 30, 2001                                         www.bishopstreetfunds.com

Equity Fund                                                          (UNAUDITED)
--------------------------------------------------------------------------------


                             STATEMENT OF NET ASSETS
                                   (CONTINUED)

                                                                         Market
                                                                          Value
     Shares                                                               (000)
    ---------                                                           --------
MEDICAL -- 10.5%
     43,230    Amgen*                                                  $  2,623
     56,770    Bristol-Myers Squibb                                       2,969
     30,560    Eli Lilly                                                  2,261
     36,800    Forest Laboratories* (A)                                   2,613
     30,296    Genentech* (A)                                             1,669
     29,960    Genzyme Corp-Genl Division*                                1,827
     56,180    Johnson & Johnson (A)                                      2,809
     50,500    Merck                                                      3,227
    125,920    Pfizer                                                     5,043
     68,900    Schering-Plough                                            2,497
                                                                       --------
                                                                         27,538
                                                                       --------
PETROLEUM & FUEL PRODUCTS -- 4.1%
     66,040    Anadarko Petroleum (A)                                     3,568
     49,860    Devon Energy                                               2,618
     61,710    Halliburton                                                2,197
     54,960    Transocean Sedco Forex                                     2,267
                                                                       --------
                                                                         10,650
                                                                       --------
RETAIL -- 5.8%
     50,060    Bed Bath & Beyond* (A)                                     1,562
     64,600    Home Depot                                                 3,007
     59,480    Nike, Cl B                                                 2,498
    102,840    Target                                                     3,558
     93,890    Wal-Mart Stores                                            4,582
                                                                       --------
                                                                         15,207
                                                                       --------
SEMI-CONDUCTORS/INSTRUMENTS -- 5.1%
     50,550    Applied Materials* (A)                                     2,482
    168,850    Intel                                                      4,939
     64,870    Micron Technology* (A)                                     2,666
    106,790    Texas Instruments                                          3,364
                                                                       --------
                                                                         13,451
                                                                       --------
TELEPHONES & TELECOMMUNICATION -- 6.2%
    100,600    AT&T Wireless Group*                                       1,645
    118,410    Nokia OYJ ADR                                              2,610
     77,130    Qwest Communications International*                        2,458
     79,870    SBC Communications                                         3,200
     57,480    Sprint (PCS Group)* (A)                                    1,388
     51,880    Verizon Communications*                                    2,776
    144,070    WorldCom - WorldCom Group*                                 2,046
                                                                       --------
                                                                         16,123
                                                                       --------
               Total Common Stock (Cost $229,923)                       252,199
                                                                       --------

Bishop Street Funds

Equity Fund                                                          (UNAUDITED)
--------------------------------------------------------------------------------


                             STATEMENT OF NET ASSETS
                                   (CONCLUDED)

                                                                        Market
                                                                         Value
     Shares                                                              (000)
    ---------                                                          --------


                            CASH EQUIVALENTS -- 4.2%
  8,352,976    Blackrock Provident T-Fund                              $  8,353
  2,667,556    Dreyfus Cash Management Fund                               2,668
                                                                       --------
               TOTAL CASH EQUIVALENTS (Cost $11,021)                     11,021
                                                                       --------
TOTAL INVESTMENTS (COST $240,944)-- 100.4%                              263,220
                                                                       --------
OTHER ASSETS AND LIABILITIES, NET-- (0.4%)                               (1,098)
                                                                       --------

                                   NET ASSETS:
Fund Shares of Institutional Class (unlimited authorization -- no par value)
    based on 22,426,876 outstanding shares of beneficial interest       250,357
Fund Shares of Class A (unlimited authorization-- no par value)
    based on 795,325 outstanding shares of beneficial interest           13,006
Accumulated net investment loss                                            (119)
Accumulated net realized loss on investments                            (23,398)
Net unrealized appreciation on investments                               22,276
                                                                       --------
TOTAL NET ASSETS -- 100.0%                                             $262,122
                                                                       ========

NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- INSTITUTIONAL CLASS                               $11.29
                                                                       ========

NET ASSET VALUE AND REDEMPTION
    PRICE PER SHARE -- CLASS A                                           $11.23
                                                                       ========

MAXIMUM OFFERING PRICE PER SHARE -- CLASS A
    ($11.23 / 94.25%)                                                    $11.92
                                                                       ========

* NON-INCOME PRODUCING SECURITY
(A) THIS SECURITY OR A PORTION OF THIS SECURITY IS ON LOAN AT JUNE 30, 2001 (SEE NOTE 5 IN NOTES TO FINANCIAL STATEMENTS). THE TOTAL VALUE OF SECURITIES ON LOAN AT JUNE 30, 2001 WAS $29,132,205.
ADR -- AMERICAN DEPOSITORY RECEIPT
CL -- CLASS
LTD -- LIMITED
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

June 30, 2001                                          www.bishopstreetfunds.com

                                  BISHOP STREET
               INVESTMENT ADVISER'S REPORT & MANAGEMENT DISCUSSION
                                      FUNDS

High Grade Income Fund
--------------------------------------------------------------------------------

INVESTMENT ADVISER'S REPORT

The first six months of 2001 was a very eventful period for the bond market. The inversion of bond yields (where short-term interest rates are above long-term rates), which was the case at the end of 2000, reversed as the Federal Reserve aggressively cut short-term interest rates in the new year. While these rate cuts were a welcome development for the economy, by May, the bond market was clearly growing concerned about the amount of monetary stimulus the Federal Reserve had injected thus far into the economy.

This concern manifested itself in a significant steepening of the newly formed yield curve. In the Treasury market, the steepening pivoted around the two-year note, with yields dropping (prices rising) sharply below it and yields increasing (prices falling) sharply above it. If the equity market was tentative in its expectation for a strengthening of economic growth, the bond market was signaling that it was already worried about growth-induced inflation.


MANAGEMENT DISCUSSION & ANALYSIS OF FUND PERFORMANCE

For the six months ended June 30, 2001, the High Grade Income Fund (Institutional Class) produced a total return of 2.18%.* This compares to a return of 3.51% for the unmanaged Lehman Brothers U.S. Government/Credit Index and 3.44% for the Lipper Corporate A-Rated Debt Funds Objective.

Performance over the period was enhanced by the maintenance of shorter duration relative to the benchmark, which has been a portfolio theme for quite some time. This was very beneficial as yields of at least two years rose significantly by the end of June.

Bishop Street Funds

                                              [BISHOP STREET FUNDS LOGO OMITTED]

Our allocation to investment grade corporate bonds was generally in line with the benchmark (by policy we will hold no bonds rated below A in terms of credit quality). However, this inherently quality-oriented constraint limited performance over the period as the lower credit quality sector of the market experienced a strong rally during the second quarter, sparked by stronger prospects for economic growth ahead.

Looking ahead, we plan to maintain a relatively short duration strategy until the economy shows stronger signs of a recovery. We will continue to selectively add to our high-quality corporate bond positions.

* The Bishop Street High Grade Income Fund (Class A) produced a total return of 2.06%. Including the maximum sales charge of 4.75%, total return was -2.82%. Past performance is no guarantee of future results.

June 30, 2001                                          www.bishopstreetfunds.com

High Grade Income Fund                                               (UNAUDITED)
--------------------------------------------------------------------------------

                             PERFORMANCE COMPARISON


        COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE BISHOP STREET HIGH GRADE INCOME FUND, INSTITUTIONAL CLASS OR CLASS A, VERSUS
   THE LEHMAN BROTHERS U.S. GOVERNMENT/CREDIT INDEX, THE CONSUMER PRICE INDEX,
              AND THE LIPPER CORPORATE A-RATED DEBT FUNDS OBJECTIVE

[Line Graphic Omitted] Plot points are as follows:
         Bishop Street   Bishop Street     Lehman      Consumer     Lipper
          High Grade      High Grade      Brothers       Price Corporate A-Rated
          Income Fund     Income Fund U.S. Government/   Index     Debt Funds
     Institutional Class    Class A     Credit Index                Objective
Jan 97     $10,000         $ 9,525        $10,000      $10,000      $10,000
Jun 97      10,216           9,731         10,261       10,070       10,256
Dec 97      10,793          10,280         10,962       10,171       10,906
Jun 98      11,191          10,660         11,419       10,242       11,318
Dec 98      11,774          11,215         12,000       10,334       11,723
Jun 99      11,316          10,755         11,727       10,448       11,451
Dec 99      11,264          10,651         11,741       10,606       11,432
Jun 00      11,778          11,110         12,230       10,831       11,781
Dec 00      12,419          11,701         13,131       10,962       12,553
Jun 01      12,690          11,942         13,592       11,171       12,985


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

# Account value if you reinvested income and capital gains


                          AVERAGE ANNUAL TOTAL RETURNS

--------------------------------------------------------------------------------
       SIX            ONE        ANNUALIZED      ANNUALIZED
      MONTH          YEAR          3 YEAR         INCEPTION
    RETURN++        RETURN         RETURN          TO DATE
--------------------------------------------------------------------------------
    2.18%          7.74%           4.28%+           5.54%+ Institutional Class*
--------------------------------------------------------------------------------
    2.06%          7.49%           3.85%+           5.72% Class A**
--------------------------------------------------------------------------------
   -2.82%          2.42%           2.17%+           3.25% Class A, with load***
--------------------------------------------------------------------------------

  * Commenced operations on 01/31/97.
 ** Commenced operations on 06/14/99.
*** Reflects 4.75% sales charge.
  + Prior performance information represents performance of the Institutional
    Class, which was offered on 01/31/97. Institutional Class performance has been adjusted to reflect the Class A sales charge, but has not been adjusted to reflect Class A Rule 12b-1 fees and expenses. Had that adjustment been made, performance would be lower than that shown.
 ++ The six month return has not been annualized.

Bishop Street Funds

High Grade Income Fund                                               (UNAUDITED)
--------------------------------------------------------------------------------


                                TOP TEN HOLDINGS

--------------------------------------------------------------------------------
                                                                     Percentage
                                              Coupon     Maturity        of
                                               Rate        Date      Investments
--------------------------------------------------------------------------------
    1. United States Treasury Bond               7.25%  May 15, 2016     9.1%
--------------------------------------------------------------------------------
    2. United States Treasury Note               6.50%  Feb. 15, 2010    4.9%
--------------------------------------------------------------------------------
    3. United States Treasury Note               6.00%  Aug. 15, 2004    4.2%
--------------------------------------------------------------------------------
    4. Federal National Mortgage Association     7.25%  Jan. 15, 2010    3.5%
--------------------------------------------------------------------------------
    5. Federal Home Loan Bank                    5.38%  Feb. 15, 2005    3.1%
--------------------------------------------------------------------------------
    6. Federal Home Loan Bank                    5.13%  Mar. 6, 2006     3.1%
--------------------------------------------------------------------------------
    7. United States Treasury Bond               7.50%  Nov. 15, 2016    3.1%
--------------------------------------------------------------------------------
    8. BP Amoco                                  5.90%  Apr. 15, 2009    3.0%
--------------------------------------------------------------------------------
    9. Federal Home Loan Mortgage Corporation    5.75%  Apr. 15, 2008    3.0%
--------------------------------------------------------------------------------
   10. Federal National Mortgage Association     5.13%  Feb. 13, 2004    2.8%
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS


        Face                                                             Market
       Amount                                                             Value
        (000)                                                             (000)
      --------                                                         --------


                        U.S. TREASURY OBLIGATIONS -- 35.7%
               U.S. Treasury Bonds
     $3,250    7.500%, 11/15/16                                        $  3,784
      9,900    7.250%, 05/15/16 (A)                                      11,265
               U.S. Treasury Notes
      1,625    7.875%, 11/15/04 (A)                                       1,779
      3,025    7.500%, 02/15/05 (A)                                       3,292
        250    7.250%, 05/15/04                                             268
      2,000    7.250%, 08/15/04 (A)                                       2,148
      1,500    7.000%, 07/15/06                                           1,627
        250    6.500%, 08/15/05                                             265
        500    6.500%, 10/15/06                                             532
      5,600    6.500%, 02/15/10 (A)                                       6,016
      1,775    6.250%, 02/15/03                                           1,832
      1,000    6.125%, 08/15/07 (A)                                       1,050
      5,000    6.000%, 08/15/04 (A)                                       5,190


June 30, 2001                      15                  www.bishopstreetfunds.com

High Grade Income Fund                                               (UNAUDITED)
--------------------------------------------------------------------------------


                             STATEMENT OF NET ASSETS
                                   (CONTINUED)
        Face                                                            Market
       Amount                                                            Value
        (000)                                                            (000)
      ---------                                                        ---------

               U.S. Treasury Notes -- (continued)

     $2,800    6.000%, 08/15/09 (A)                                    $   2,912
        500    5.875%, 02/15/04 (A)                                          517
      1,700    5.750%, 08/15/03                                            1,747
        625    5.500%, 05/31/03                                              639
                                                                       ---------
               Total U.S. Treasury Obligations (Cost $43,171)             44,863
                                                                       ---------

               U.S. GOVERNMENT AGENCY OBLIGATIONS -- 19.9%
               FHLB
        700    7.570%, 08/19/04                                              749
      3,800    5.375%, 02/15/05                                            3,809
      3,850    5.125%, 03/06/06 (A)                                        3,785
               FHLMC
      3,700    5.750%, 04/15/08 (A)                                        3,672
               FNMA
      4,000    7.250%, 01/15/10 (A)                                        4,296
      2,500    6.250%, 11/15/02                                            2,566
      2,625    5.750%, 06/15/05                                            2,665
      3,500    5.125%, 02/13/04 (A)                                        3,516
                                                                       ---------
               TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $25,077)    25,058
                                                                       ---------

                         CORPORATE OBLIGATIONS -- 41.7%
AEROSPACE & DEFENSE -- 2.1%
               United Technologies
      2,700    6.350%, 03/01/11                                            2,666
                                                                       ---------
BROADCASTING, NEWSPAPERS AND ADVERTISING -- 1.7%
               Washington Post
      2,300    5.500%, 02/15/09                                            2,193
                                                                       ---------
COMMUNICATIONS EQUIPMENT -- 2.0%
               Sony
      2,425    6.125%, 03/04/03                                            2,469
                                                                       ---------
DIVERSIFIED OPERATIONS -- 2.1%
               Honeywell International
      2,525    7.000%, 03/15/07                                            2,623
                                                                       ---------

Bishop Street Funds

High Grade Income Fund                                               (UNAUDITED)
--------------------------------------------------------------------------------
                             STATEMENT OF NET ASSETS
                                   (CONTINUED)
        Face                                                             Market
       Amount                                                             Value
        (000)                                                             (000)
      ---------                                                        --------

FINANCIAL SERVICES -- 2.1%
               Citigroup
     $2,600    6.750%, 12/01/05                                        $   2,688
                                                                       ---------
HOUSEHOLD PRODUCTS -- 4.0%
               Kimberly-Clark
      2,400    7.100%, 08/01/07                                            2,539
               Procter & Gamble
      2,425    5.250%, 09/15/03                                            2,443
                                                                       ---------
                                                                           4,982
                                                                       ---------
MACHINERY -- 1.9%
               Emerson Electric
      2,625    5.000%, 10/15/08                                            2,438
                                                                       ---------
METALS -- 2.0%
               Alcoa, Ser B
      2,450    6.125%, 06/15/05                                            2,468
                                                                       ---------
OFFICE EQUIPMENT -- 2.0%
               Pitney Bowes
      2,500    5.500%, 04/15/04                                            2,506
                                                                       ---------
PETROLEUM & FUEL PRODUCTS -- 6.9%
               Baker Hughes
      2,600    6.000%, 02/15/09                                            2,536
               BP Amoco
      3,800    5.900%, 04/15/09                                            3,730
               Halliburton, MTN
      2,550    5.625%, 12/01/08                                            2,451
                                                                       ---------
                                                                           8,717
                                                                       ---------
RETAIL -- 6.2%
               Lowe's
      2,300    6.375%, 12/15/05                                            2,323
               Target
      2,600    6.350%, 01/15/11                                            2,567
               Wal-Mart Stores
      2,625    8.000%, 09/15/06                                            2,884
                                                                       ---------
                                                                           7,774
                                                                       ---------



June 30, 2001                                          WWW.BISHOPSTREETFUNDS.COM

High Grade Income Fund                                               (UNAUDITED)
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                                   (CONTINUED)

                                                                        Market
     Shares/Face                                                         Value
     Amount(000)                                                         (000)
-------------------------                                              ---------

SEMI-CONDUCTORS/INSTRUMENTS -- 2.5%
               Boeing
     $2,700    7.875%, 02/15/05                                        $   2,872
               Rockwell International
        300    6.625%, 06/01/05                                              306
                                                                       ---------
                                                                           3,178
                                                                       ---------
TELEPHONES & TELECOMMUNICATION -- 2.0%
               SBC Communications
      2,500    5.750%, 05/02/06                                            2,477
                                                                       ---------
TESTING LABORATORIES -- 4.2%
               Abbott Labs
      2,700    6.400%, 12/01/06                                            2,770
               Dow Chemical
      2,600    6.125%, 02/01/11                                            2,510
                                                                       ---------
                                                                           5,280
                                                                       ---------
               Total Corporate Obligations (Cost $52,287)                 52,459
                                                                       ---------

                             CASH EQUIVALENT -- 1.4%
  1,734,629    Dreyfus Cash Management Fund                                1,735
                                                                       ---------
               Total Cash Equivalent (Cost $1,735)                         1,735
                                                                       ---------
Total Investments (Cost $122,270)-- 98.7%                                124,115
                                                                       ---------
Other Assets and Liabilities, Net -- 1.3%                                  1,592
                                                                       ---------

Bishop Street Funds

High Grade Income Fund                                               (UNAUDITED)
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                                   (CONCLUDED)

                                                                        Value
                                                                      ---------
                                                                        (000)

NET ASSETS:
Fund Shares of Institutional Class
   (unlimited authorization -- no par value)
    based on 12,825,336 outstanding shares of
    beneficial interest                                                $128,025
Fund Shares of Class A (unlimited authorization
    -- no par value) based on 38,171 outstanding
    shares of beneficial interest                                           374
Undistributed net investment income                                           1
Accumulated net realized loss on investments                             (4,538)
Net unrealized appreciation on investments                                1,845
                                                                       --------
Total Net Assets -- 100.0%                                             $125,707
                                                                       ========
Net Asset Value, Offering and Redemption
    Price Per Share -- Institutional Class                                $9.77
                                                                       ========
Net Asset Value and Redemption Price Per Share -- Class A                 $9.72
                                                                       ========
Maximum Offering Price Per Share -- Class A
    ($9.72 / 95.25%)                                                     $10.20
                                                                       ========

(A) THIS SECURITY OR A PORTION OF THIS SECURITY IS ON LOAN AT JUNE 30, 2001 (SEE NOTE 5 IN NOTES TO FINANCIAL STATEMENTS). THE TOTAL VALUE OF SECURITIES ON LOAN AT JUNE 30, 2001 WAS $39,766,176.
FHLB -- FEDERAL HOME LOAN BANK
FHLMC -- FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA -- FEDERAL NATIONAL MORTGAGE ASSOCIATION
MTN -- MEDIUM TERM NOTE
SER -- SERIES
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

June 30, 2001              www.bishopstreetfunds.com

                                  BISHOP STREET
               INVESTMENT ADVISER'S REPORT & MANAGEMENT DISCUSSION
                                      FUNDS


Hawaii Municipal Bond Fund
--------------------------------------------------------------------------------

INVESTMENT ADVISER'S REPORT

Like their taxable counterparts, municipal bond yields reacted to the aggressive action of the Federal Reserve by falling steeply at shorter maturities; however, somewhat unlike taxable issues, the longer maturities remained relatively unchanged.

The market for Hawaii-based securities was relatively calm during the period, with the most significant developments being credit upgrades for Hawaii County and Maui County.


MANAGEMENT DISCUSSION & ANALYSIS OF FUND PERFORMANCE

During the six month period ended June 30, 2001, the Hawaii Municipal Bond Fund (Institutional Class) produced a total return of 2.72%.* This compares to a total return of 2.90% for the Lehman Brothers Municipal Bond Index, an unmanaged portfolio of national issues mostly non-exempt from Hawaii income taxes. The Fund outperformed the Lipper Hawaii Municipal Debt Objective, which produced a return of 2.44%.

The Fund's benchmark-like performance was attributable to a relatively neutral duration strategy and a continued focus on quality.

As of June 30, 2001, the Fund's average weighted maturity stood at 10.5 years, versus 10.95 years at the end of 2000. Duration was 7.53 vs. 7.79 at December 31, 2000. And credit quality remained extremely high, with 92% of long-term debt holdings in the AAA/AA category.

Bishop Street Funds

                                              [BISHOP STREET FUNDS LOGO OMITTED]

We believe that the probabilities remain weighted toward a strengthening of economic growth over the coming months. Until the economic picture becomes clearer, however, we plan to maintain a neutral duration strategy. In the meantime, we continue to seek quality issues that provide good cash flow and potential capital appreciation.

* The Bishop Street Municipal Bond Fund (Class A) produced a total return of 2.63%. Including the maximum sales charge of 4.25%, total return was -1.69%. Past performance is no guarantee of future results.



June 30, 2001                                          www.bishopstreetfunds.com

Hawaii Municipal Bond Fund                                           (UNAUDITED)
--------------------------------------------------------------------------------

                             PERFORMANCE COMPARISON

            COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT
     IN THE BISHOP STREET HAWAII MUNICIPAL BOND FUND, INSTITUTIONAL CLASS OR CLASS A, VERSUS THE LEHMAN BROTHERS MUNICIPAL BOND INDEX, THE CONSUMER PRICE
              INDEX, AND THE LIPPER HAWAII MUNICIPAL DEBT OBJECTIVE


[Line Graphic Omitted] Plot points are as follows:

        Bishop Street    Bishop Street     Lehman         Consumer     Lipper
         Hawaii Muni    Hawaii Municipal  Brothers          Price    Hawaii Muni
           Bond Fund       Bond Fund      Municipal         Index       Debt
     Institutional Class    Class A      Bond Index                   Objective
2/28/95    $10,000         $ 9,575        $10,000         $10,000     $10,000
12/95       10,941          10,476         11,097          10,192      10,958
12/96       11,402          10,917         11,589          10,523      11,378
12/97       12,373          11,847         12,656          10,713      12,308
12/98       13,096          12,539         13,476          10,886      12,999
12/99       12,749          12,174         13,197          11,172      12,448
12/00       14,356          13,677         14,740          11,546      13,859
6/01        14,747          14,036         15,167          11,767      14,197


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

# Account value if you reinvested income and capital gains


                          AVERAGE ANNUAL TOTAL RETURNS


          SIX           ONE           ANNUALIZED    ANNUALIZED     ANNUALIZED
         MONTH          YEAR            3 YEAR        5 YEAR       INCEPTION
        RETURN++       RETURN           RETURN        RETURN        TO DATE
--------------------------------------------------------------------------------------------------------
        2.72%          10.52%           5.21%+        6.33%+         6.29%       Institutional  Class*
--------------------------------------------------------------------------------------------------------
        2.63%          10.22%           5.01%+        6.21%+         6.28%       Class A**
--------------------------------------------------------------------------------------------------------
       -1.69%           5.56%           3.51%+        5.29%+         4.06%       Class A,  with load***
--------------------------------------------------------------------------------------------------------


  * Commenced operations on 02/15/95.
 ** Commenced operations on 06/14/99.
*** Reflects 4.25% sales charge.
  + Prior performance information represents performance of the Institutional
    Class, which was offered on 02/15/95. Institutional Class performance has been adjusted to reflect the Class A sales charge, but has not been adjusted to reflect Class A Rule 12b-1 fees and expenses. Had that adjustment been made, performance would be lower than that shown.
 ++ The six month return has not been annualized.

Bishop Street Funds

Hawaii Municipal Bond Fund                                           (UNAUDITED)
--------------------------------------------------------------------------------


                                TOP TEN HOLDINGS

                                                                     Percentage
                                               Coupon     Maturity       of
                                                Rate        Date     Investments
--------------------------------------------------------------------------------
 1. Honolulu City & County Waste Water
    Revenue Bond                                5.25%   Jul. 01, 2018     3.0%
--------------------------------------------------------------------------------
 2. Hawaii State GO                             6.50%   Dec. 01, 2013     2.7%
--------------------------------------------------------------------------------
 3. Honolulu City & County Waste Water
    Revenue Bond                                5.25%   Jul. 01, 2015     2.2%
--------------------------------------------------------------------------------
 4. Honolulu City & County GO                   5.00%   Jul. 01, 2019     2.2%
--------------------------------------------------------------------------------
 5. Hawaii State Highway Revenue Bond           5.25%   Jul. 01, 2015     2.2%
--------------------------------------------------------------------------------
 6. Hawaii State Highway Revenue Bond           6.00%   Jul. 01, 2009     2.2%
--------------------------------------------------------------------------------
 7. Honolulu City & County Waste Water
    Revenue Bond                                5.25%   Jul. 01, 2016     2.0%
--------------------------------------------------------------------------------
 8. Honolulu City & County GO                   5.13%   Jul. 01, 2015     2.0%
--------------------------------------------------------------------------------
 9. Honolulu City & County GO                   5.13%   Jul. 01, 2017     2.0%
--------------------------------------------------------------------------------
10. Hawaii State Airport System Revenue Bond    6.50%   Jul. 01, 2014     1.8%
--------------------------------------------------------------------------------


                             STATEMENT OF NET ASSETS


       Face                                                             Market
      Amount                                                             Value
       (000)                                                             (000)
     ---------                                                          -------


                            MUNICIPAL BONDS -- 96.8%
HAWAII -- 89.6%
               Department of Budget & Finance, Hawaiian Electric,
               Ser A, RB, AMBAC Insured
     $2,000    5.500%, 12/01/14                                         $ 2,107
               Department of Budget & Finance, Hawaiian Electric,
               Ser A, RB, AMT, MBIA Insured
        760    6.200%, 05/01/26                                             801
               Department of Budget & Finance, Hawaiian Electric,
               Ser A, RB, MBIA Insured
      2,000    4.950%, 04/01/12                                           2,055
               Department of Budget & Finance, Hawaiian Electric,
               Ser B, RB, AMT, AMBAC Insured
      2,000    5.750%, 12/01/18                                           2,092
               Department of Budget & Finance, Queens Health Systems,
               Ser A, RB
      1,450    5.875%, 07/01/11                                           1,517

June 30, 2001                                          www.bishopstreetfunds.com

Hawaii Municipal Bond Fund                                           (UNAUDITED)
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                                   (CONTINUED)

        Face                                                             Market
       Amount                                                             Value
        (000)                                                             (000)
      ---------                                                         --------

HAWAII -- (CONTINUED)
               Department of Budget & Finance, Queens Health Systems,
               Ser B, RB, MBIA Insured
     $  750    5.250%, 07/01/11                                           $  786
      1,445    5.250%, 07/01/12                                            1,501
      1,275    5.250%, 07/01/13                                            1,310
      1,000    5.250%, 07/01/14                                            1,024
               Department of Budget & Finance, Special Purpose Mortgage,
               Hawaiian Electric Project, Ser A, RB, AMT, MBIA Insured
        590    6.600%, 01/01/25                                              628
               Department of Budget & Finance, Special Purpose Mortgage,
               Kaiser Permanente Project, Ser A, RB
      2,500    6.500%, 03/01/11                                            2,555
               Department of Budget & Finance, Special Purpose Mortgage,
               Kapiolani Health Care System Project, RB
        250    6.400%, 07/01/13                                              257
      1,260    6.300%, 07/01/08                                            1,307
        500    6.000%, 07/01/11                                              514
               Department of Budget & Finance, Special Purpose Mortgage,
               St. Francis Medical Center Project, RB, FSA Insured
        930    6.500%, 07/01/22                                              963
               Department of Budget & Finance, Wilcox Memorial Hospital
               Project, RB
        500    5.500%, 07/01/09                                              488
               Harbor Capital Improvement, RB, AMT, MBIA Insured
        305    6.200%, 07/01/08                                              327
      1,000    5.500%, 07/01/27                                            1,002
        500    5.400%, 07/01/09                                              532
               Harbor System, RB, AMT, MBIA Insured
      1,000    5.600%, 07/01/15                                            1,052
               Harbor System, Ser A, RB, AMT, FSA Insured
      2,025    5.750%, 07/01/17                                            2,134
      1,210    5.700%, 07/01/16                                            1,275
               Hawaiian Home Lands Department, RB
      1,250    4.000%, 07/01/05                                            1,255
               Hawaii County, Ser A, GO, FGIC Insured
        450    5.600%, 05/01/12                                              489
        190    5.600%, 05/01/13                                              206
        400    5.550%, 05/01/09                                              433

Bishop Street Funds

Hawaii Municipal Bond Fund                                           (UNAUDITED)
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                                   (CONTINUED)

        Face                                                             Market
       Amount                                                             Value
        (000)                                                             (000)
      ---------                                                          -------


HAWAII -- (CONTINUED)
               Hawaii County, Ser A, GO, FSA Insured
     $1,000    5.625%, 05/15/19                                          $ 1,039
        500    5.400%, 05/15/15                                              519
      1,000    5.375%, 05/15/13                                            1,047
      1,000    5.375%, 05/15/14                                            1,040
      1,000    5.250%, 05/15/11                                            1,056
      1,025    5.250%, 05/15/12                                            1,071
               Hawaii State, Airport System, RB, AMT, FGIC Insured
      1,470    7.000%, 07/01/20                                            1,499
               Hawaii State, Airport System, Second Ser, RB, AMT, ETM
         60    6.900%, 07/01/12                                               70
               Hawaii State, Airport System, Second Ser, RB, AMT, ETM,
               FGIC Insured
      1,100    6.900%, 07/01/12                                            1,283
               Hawaii State, Airport System, Ser B, RB, AMT, FGIC Insured
      2,500    6.500%, 07/01/14                                            2,819
               Hawaii State, Airport System, Third Ser, RB, AMT, AMBAC
               Insured
      1,000    5.750%, 07/01/09                                            1,079
               Hawaii State, Highway, RB
      3,000    6.000%, 07/01/09                                            3,345
        375    5.250%, 07/01/10                                              394
        500    5.250%, 07/01/12                                              519
      1,000    5.250%, 07/01/16                                            1,016
        510    5.000%, 07/01/11                                              520
      1,175    5.000%, 07/01/13                                            1,187
               Hawaii State, Highway, RB, FGIC Insured
      3,280    5.250%, 07/01/15                                            3,362
        405    5.000%, 07/01/16                                              406
               Hawaii State, Housing & Community Development,
               Ser A, RB, AMT, FNMA Collateral
      2,000    6.300%, 07/01/20                                            2,080
               Hawaii State, Housing, Finance & Development,
               Affordable Rental Housing Program, Ser A, RB
        750    6.050%, 07/01/22                                              773
        350    6.000%, 07/01/15                                              366

June 30, 2001                                          www.bishopstreetfunds.com

Hawaii Municipal Bond Fund                                           (UNAUDITED)
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                                   (CONTINUED)

        Face                                                             Market
       Amount                                                             Value
        (000)                                                             (000)
      ---------                                                          -------

HAWAII -- (CONTINUED)
               Hawaii State, Housing, Finance & Development,
               Affordable Rental Housing Program, Ser A, RB, AMT, FNMA
               Collateral
     $2,075    5.750%, 07/01/30                                          $ 2,093
        295    5.550%, 07/01/07                                              306
      1,365    5.400%, 07/01/30                                            1,345
        250    5.250%, 07/01/13                                              254
               Hawaii State, Housing, Finance & Development,
               Single-Family Mortgage Purchase, Ser B, RB, FNMA
               Collateral
      1,000    5.450%, 07/01/17                                            1,011
               Hawaii State, Housing, Finance & Development,
               University of Hawaii, Faculty Housing Project, RB, AMBAC
               Insured
        700    5.650%, 10/01/16                                              726
        415    5.000%, 10/01/06                                              437
        395    4.850%, 10/01/05                                              413
        380    4.750%, 10/01/04                                              394
               Hawaii State, Kapolei Office Building, Ser A, COP, AMBAC
               Insured
      1,725    5.250%, 05/01/13                                            1,794
      1,000    5.000%, 05/01/14                                            1,014
      2,000    5.000%, 05/01/15                                            2,012
      1,500    5.000%, 05/01/16                                            1,502
      1,000    5.000%, 05/01/17                                              996
        500    5.000%, 05/01/18                                              496
               Hawaii State, No. 1 Capitol District State Office, COP,
               MBIA Insured
      1,000    5.200%, 05/01/14                                            1,031
               Hawaii State, Public Improvements, Ser CA, GO, MBIA Insured
        820    5.500%, 01/01/12                                              881
               Hawaii State, Ser CL, GO
      1,000    6.000%, 03/01/09                                            1,111
               Hawaii State, Ser CM, GO, FGIC Insured
      3,500    6.500%, 12/01/13                                            4,091
        500    6.000%, 12/01/09                                              560
      1,500    6.000%, 12/01/11                                            1,693
               Hawaii State, Ser CN, GO, FGIC Insured
        500    5.500%, 03/01/14                                              523
      1,000    5.250%, 03/01/13                                            1,034
        500    5.250%, 03/01/17                                              507

Bishop Street Funds

Hawaii Municipal Bond Fund                                           (UNAUDITED)
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                                   (CONTINUED)

        Face                                                             Market
       Amount                                                             Value
        (000)                                                             (000)
      ---------                                                          -------

HAWAII -- (CONTINUED)
               Hawaii State, Ser CO, GO, FGIC Insured
     $  200    6.000%, 09/01/05                                          $  218
               Hawaii State, Ser CR, GO, MBIA Insured
      2,500    5.250%, 04/01/12                                           2,609
      2,500    5.250%, 04/01/13                                           2,594
               Hawaii State, Ser CT, GO, FSA Insured
      2,000    5.875%, 09/01/16                                           2,170
               Honolulu City & County, Board of Water Supply, RB
      1,000    5.800%, 07/01/16                                           1,100
        250    5.250%, 07/01/07                                             269
               Honolulu City & County, GO
        230    6.000%, 12/01/09                                             259
               Honolulu City & County, Halawa Business Park, SA
        370    6.400%, 10/15/01                                             372
               Honolulu City & County, Mortgage, Smith Beretania
               Project, Ser A, RB, MBIA Insured
         95    7.800%, 07/01/24                                              97
               Honolulu City & County, Ser A, GO
         55    6.000%, 01/01/10                                              61
               Honolulu City & County, Ser A, GO, ETM
         95    6.000%, 01/01/10                                             106
        245    5.700%, 04/01/09                                             269
               Honolulu City & County, Ser A, GO, ETM, MBIA Insured
        135    6.000%, 11/01/10                                             152
               Honolulu City & County, Ser A, GO, MBIA Insured
        365    6.000%, 11/01/10                                             409
               Honolulu City & County, Ser B, GO
      1,230    5.600%, 06/01/05                                           1,305
      3,000    5.125%, 07/01/17                                           3,022
      2,500    5.000%, 10/01/13                                           2,572
               Honolulu City & County, Ser B, GO, FGIC Insured
        635    5.500%, 10/01/11                                             691
      2,000    5.125%, 07/01/16                                           2,022

June 30, 2001                                          www.bishopstreetfunds.com

Hawaii Municipal Bond Fund                                           (UNAUDITED)
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                                   (CONTINUED)

        Face                                                             Market
       Amount                                                             Value
        (000)                                                             (000)
      ---------                                                          -------

HAWAII -- (CONTINUED)
               Honolulu City & County, Ser C, GO, FGIC Insured
     $  125    5.500%, 11/01/07                                          $  135
      1,200    5.125%, 07/01/11                                           1,261
      3,000    5.125%, 07/01/15                                           3,052
      3,500    5.000%, 07/01/19                                           3,448
               Honolulu City & County, Waipahu Towers Project,
               Ser A, RB, AMT, GNMA Collateral
        200    6.900%, 06/20/35                                             212
               Honolulu City & County, Waste Water, 2nd Board Resolution,
               Junior Ser, RB, FGIC Insured
      1,000    5.250%, 07/01/12                                           1,046
      1,900    5.250%, 07/01/13                                           1,974
      3,365    5.250%, 07/01/15                                           3,449
      3,000    5.250%, 07/01/16                                           3,060
      2,000    5.250%, 07/01/17                                           2,030
      4,500    5.250%, 07/01/18                                           4,551
      1,525    5.000%, 07/01/23                                           1,468
               Kauai County, Public Improvement, Ser B, GO, MBIA Insured
        175    5.200%, 08/01/15                                             178
        165    5.150%, 08/01/14                                             169
        155    5.100%, 08/01/13                                             159
        120    5.050%, 08/01/12                                             123
        140    5.000%, 08/01/11                                             145
        135    4.950%, 08/01/10                                             140
        100    4.850%, 08/01/09                                             104
        120    4.750%, 08/01/08                                             124

Bishop Street Funds

Hawaii Municipal Bond Fund                                           (UNAUDITED)
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                                   (CONTINUED)

        Face                                                             Market
       Amount                                                             Value
        (000)                                                             (000)
      ---------                                                          -------
HAWAII -- (CONTINUED)
               Kauai County, Ser A, GO, FGIC Insured
     $1,135    6.250%, 08/01/18                                         $  1,298
      1,480    6.250%, 08/01/20                                            1,693
      1,335    6.250%, 08/01/21                                            1,527
      1,050    6.250%, 08/01/22                                            1,201
               Kauai County, Ser B, GO, AMBAC Insured
        285    5.750%, 08/01/06                                              310
               Kauai County, Ser B, GO, MBIA Insured
        260    5.900%, 02/01/13                                              280
               Maui County, GO, FGIC Insured
        290    5.125%, 12/15/10                                              298
               Maui County, Ser A, GO, FGIC Insured
        500    5.200%, 09/01/12                                              519
        100    5.125%, 03/01/14                                              102
        615    5.100%, 03/01/19                                              613
        200    5.000%, 03/01/13                                              204
        795    5.000%, 03/01/18                                              788
        500    4.900%, 03/01/14                                              501
        500    4.800%, 03/01/13                                              500
               Maui County, Ser A, GO, MBIA Insured
        250    5.750%, 06/01/13                                              274
               Maui County, Ser C, GO, FGIC Insured
        500    5.200%, 03/01/16                                              508
        555    5.150%, 03/01/14                                              568
        790    5.150%, 03/01/15                                              803
                                                                        --------
                                                                         140,436
                                                                        --------
GUAM -- 0.3%
               Guam, Power Authority, Ser A, RB, AMBAC Insured
        400    6.375%, 10/01/08                                              425
                                                                        --------

June 30, 2001                                          www.bishopstreetfunds.com

Hawaii Municipal Bond Fund                                           (UNAUDITED)
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                                   (CONTINUED)

                                                                         Market
     Shares/Face                                                          Value
    Amount (000)                                                          (000)
----------------------------                                             -------
PUERTO RICO -- 6.9%
               Puerto Rico Commonwealth, GO, MBIA Insured
     $1,500    6.500%, 07/01/10                                         $  1,755
      1,000    6.500%, 07/01/13                                            1,184
      1,000    6.500%, 07/01/14                                            1,188
               Puerto Rico, Electric Power Authority, Ser DD, RB, FSA
               Insured
      1,500    5.000%, 07/01/28                                            1,468
               Puerto Rico, Housing, Banking & Finance Agency,
               Single-Family Mortgage, Affordable Housing Mortgage,
               Portfolio I, AMT, RB, GNMA/FNMA/FHLMC Collateral
        185    6.100%, 10/01/15                                              191
               Puerto Rico, Industrial Tourist Educational Medical
               Environmental Control Facilities, Hospital Auxilio Muto
               Obligation Group, Ser A, RB, MBIA Insured
        300    6.250%, 07/01/24                                              320
               Puerto Rico, Public Building Authority, Government
               Facilities, Ser B, RB, MBIA Insured
      1,000    5.000%, 07/01/15                                            1,014
               Puerto Rico, Public Improvements, GO, FSA Insured
      2,000    5.250%, 07/01/17                                            2,095
               University of Puerto Rico, Ser O, RB, MBIA Insured
      1,500    5.750%, 06/01/19                                            1,592
                                                                        --------
                                                                          10,807
                                                                        --------
               Total Municipal Bonds (Cost $146,411)                     151,668
                                                                        --------

                             CASH EQUIVALENT -- 1.3%
               Goldman Sachs Institutional Liquid Assets
  2,043,592    Tax-Exempt Diversified Portfolio                            2,044
                                                                        --------
               TOTAL CASH EQUIVALENT (Cost $2,044)                         2,044
                                                                        --------
TOTAL INVESTMENTS (Cost $148,455)-- 98.1%                                153,712
                                                                        --------
OTHER ASSETS AND LIABILITIES, NET-- 1.9%                                   2,943
                                                                        --------

Bishop Street Funds

Hawaii Municipal Bond Fund                                           (UNAUDITED)
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                                   (CONCLUDED)

                                                                         Value
                                                                         (000)
                                                                        --------
                                  NET ASSETS:
FundShares of Institutional Class (unlimited authorization -- no par value)
    based on 12,242,079 outstanding shares of beneficial interest      $127,138
Fund Shares of Class A (unlimited authorization-- no par value)
    based on 2,348,522 outstanding shares of beneficial interest         24,558
Undistributed net investment income                                          26
Accumulated net realized loss on investments                               (324)
Net unrealized appreciation on investments                                5,257
                                                                       --------
TOTAL NET ASSETS -- 100.0%                                             $156,655
                                                                       ========
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- INSTITUTIONAL CLASS                               $10.74
                                                                       ========
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE -- CLASS A                $10.73
                                                                       ========
MAXIMUM OFFERING PRICE PER SHARE -- CLASS A
    ($10.73 / 95.75%)                                                    $11.21
                                                                       ========
AMBAC -- AMERICAN MUNICIPAL BOND ASSURANCE COMPANY
AMT -- ALTERNATIVE MINIMUM
TAX COP -- CERTIFICATE OF PARTICIPATION
ETM -- ESCROWED TO MATURITY
FGIC -- FINANCIAL GUARANTY INSURANCE CORPORATION
FHLMC -- FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA -- FEDERAL NATIONAL MORTGAGE ASSOCIATION
FSA -- FINANCIAL SECURITY ASSURANCE
GNMA -- GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
GO -- GENERAL OBLIGATION
MBIA -- MUNICIPAL BOND INVESTORS ASSURANCE
RB -- REVENUE BOND
SA -- SPECIAL ASSESSMENT
SER -- SERIES
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


June 30, 2001                                          www.bishopstreetfunds.com

                                  BISHOP STREET
               INVESTMENT ADVISER'S REPORT & MANAGEMENT DISCUSSION
                                      FUNDS

Money Market & Treasury Money Market Funds
--------------------------------------------------------------------------------


INVESTMENT ADVISER'S REPORT

The six-month period ending June 30, 2001 saw an abrupt slowing in the U.S. economy. While the consumer sector has remained relatively healthy, deteriorating business confidence and credit quality, lower corporate earnings and depressed equity valuations have all prompted the Fed to act aggressively to inject liquidity into the economy. After lowering the Fed Funds rate by 150 basis points during the first quarter, the Fed lowered rates another 125 basis points to the current 3.75% during the second quarter for a total of 275 basis points in 2001.

MANAGEMENT DISCUSSION & ANALYSIS

While the Fed is hoping their aggressive rate reductions will avoid a recession, credit concerns continued to affect investment dollars as liquidity flowed away from those companies experiencing difficulties. Much of the deterioration is tied to the cyclical turn in the economy. However, companies have also experienced problems related to asbestos litigation, industry competition, and poor execution. Deregulation of the electric utility industry in California has led to a rapid credit deterioration of that state's two largest utilities, and, as a result, several money market mutual fund sponsors have found it necessary to purchase distressed securities from their funds. We remain vigilant in our credit analysis and are pleased to report to you that we continue to successfully navigate this troubled credit environment.

The money market yield curve has shifted from inverted, where longer maturity yields are lower than short maturity yields, toward a positive slope. During the period, the yield on one-year LIBOR declined from 6.00% to 4.18%. Corporate management has strategically shifted its borrowing from short-term commercial paper and bank loans toward longer maturity debt, opting for committed capital despite the higher costs associated with long term borrowing. This shift is evidenced by the decline of $146 billion in commercial paper outstanding



Bishop Street Funds

                                              [BISHOP STREET FUNDS LOGO OMITTED]

since the beginning of the year and the simultaneous surge in bond issuance. In this environment, the Money Market Fund shifted more of its assets into longer-term U.S. agency securities. More specifically, the Money Market Fund's U.S. agency allocation went from 2% to 12% during the six-month period.

Unlike the rest of the money market curve, the U.S. Treasury Bill curve did not experience the dramatic shift from an inverted position to a positive slope. This was largely a result of the Treasury continuing to pay down long-term debt and relying more on the short-term market. With U.S. Treasury Bill rates relatively flat and below the current Fed Funds rate, we continued our high exposure to overnight repurchase agreements in the Treasury Money Market Fund.

OUTLOOK & STRATEGY

The bond market is now anticipating that short-term interest rates are near their cyclical bottom and bond yields have begun to rise. We share this longer-term view as we believe that the Fed's aggressive liquidity injection, tax refunds and reductions which go into effect during the third quarter should stimulate second half growth. However, we do not foresee a turn in the Fed's policy direction for the next several months as they wait to see if these stimulative forces take hold. Therefore, we are not inclined toward a defensive interest rate posture at this time. We will continue to invest in the Money Market Fund with the expectation that short-term rates might still go lower and that there is little risk in the Fed changing course in the near term.

Scheduled tax rebate checks, coupled with shrinking tax receipts, are expected to increase the Treasury's financing needs in the third quarter of this year. To meet these increased financing needs, the Treasury is expected to increase weekly bill issuance. Additionally, the Treasury will likely launch a new 4-week bill intended to smooth out seasonal financing needs. As short-term issuance increases, we will look for opportunities in the Treasury Money Market Fund to reduce our exposure to repurchase agreements as Treasury yields become more attractive.


June 30, 2001                                          www.bishopstreetfunds.com

Money Market Fund                                                    (UNAUDITED)
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS

        Face
       Amount                                                            Value
        (000)                                                            (000)
      ---------                                                        ---------

                            COMMERCIAL PAPER -- 48.8%
ASSET-BACKED -- 22.1%
               Apreco
    $10,000    3.700%, 09/17/01                                        $  9,920
               Corporate Asset Funding
     10,000    3.750%, 09/13/01                                           9,923
               Corporate Receivable
     10,000    3.750%, 09/13/01                                           9,923
               Enterprise Funding
     10,716    4.020%, 07/06/01                                          10,710
               Eureka Securities
     10,000    3.950%, 07/25/01                                           9,974
               Falcon Asset Securitization
     10,000    3.970%, 08/22/01                                           9,943
               Prefco
      6,000    3.710%, 08/01/01                                           5,981
               Windmill Funding
      6,350    4.300%, 07/16/01                                           6,339
                                                                       --------
                                                                         72,713
                                                                       --------
FINANCIAL SERVICES -- 13.6%
               General Electric Capital
     10,000    3.720%, 10/31/01                                           9,874
               Goldman Sachs
     10,000    3.780%, 10/12/01                                           9,892
               JP Morgan Chase
     10,000    4.141%, 07/02/01                                           9,999
               Morgan Stanley Dean Witter
     10,000    3.650%, 07/18/01                                           9,983
               National Rural Utilities
      5,000    6.090%, 08/16/01                                           4,961
                                                                       --------
                                                                         44,709
                                                                       --------
INDUSTRIAL -- 7.0%
               Hubbell
     10,000    4.180%, 07/02/01                                           9,999
               Unilever Capital (A) (B)
      3,000    3.970%, 09/07/01                                           3,000
               Verizon Global
     10,000    3.820%, 07/09/01                                           9,991
                                                                       --------
                                                                         22,990
                                                                       --------

Bishop Street Funds

Money Market Fund                                                    (UNAUDITED)
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                                   (CONTINUED)

        Face
       Amount                                                           Value
        (000)                                                           (000)
      ---------                                                        ---------

PRINTING & PUBLISHING -- 3.0%
               Washington Post
    $10,000    3.680%, 09/14/01                                        $  9,923
                                                                       --------
STEEL & STEEL WORKS -- 3.1%
               Alcoa
     10,000    4.150%, 07/02/01                                           9,999
                                                                       --------
               Total Commercial Paper (Cost $160,334)                   160,334
                                                                       --------
                   CERTIFICATES OF DEPOSIT/BANK NOTES -- 18.0%
               American Express Centurion Bank (A)
      9,000    3.740%, 07/27/01                                           9,000
               Branch Banking & Trust
     10,000    3.970%, 07/03/01                                          10,000
               Firstar Bank of Milwaukee
     10,000    3.980%, 08/01/01                                          10,000
               Lasalle Bank
     10,000    3.750%, 09/05/01                                          10,000
               State Street Bank
     10,000    3.790%, 07/30/01                                          10,000
               Wilmington Trust
     10,000    3.800%, 08/03/01                                          10,000
                                                                       --------
               Total Certificates of Deposit/Bank Notes (Cost $59,000)   59,000
                                                                       --------
                          CORPORATE OBLIGATIONS -- 3.8%
               Abbott Laboratories (A)
      2,400    4.030%, 07/01/01                                           2,400
               General Electric Capital
      1,750    5.770%, 08/27/01                                           1,748
               International Lease Finance
      3,500    5.560%, 09/18/01                                           3,493
      5,000    5.550%, 10/01/01                                           4,989
                                                                       --------
               Total Corporate Obligations (Cost $12,630)                12,630
                                                                       --------

June 30, 2001                                          www.bishopstreetfunds.com

Money Market Fund                                                    (UNAUDITED)
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                                   (CONTINUED)

        Face
       Amount                                                           Value
        (000)                                                           (000)
      ---------                                                        ---------

                      INSURANCE FUNDING AGREEMENTS -- 7.3%
               Allstate (A) (B)
    $ 3,000    3.980%, 09/15/01                                        $  3,000
               Metropolitan Life Funding Agreement (A) (B)
      5,000    4.394%, 08/01/01                                           5,000
               Monumental Life Insurance (A) (B)
     10,000    4.440%, 08/01/01                                          10,000
               Travelers Insurance (A) (B)
      6,000    4.060%, 08/31/01                                           6,000
                                                                       --------
               Total Insurance Funding Agreements (Cost $24,000)         24,000
                                                                       --------
                   U.S. GOVERNMENT AGENCY OBLIGATIONS -- 11.5%
               FHLMC
     10,000    3.830%, 07/10/01                                           9,990
     10,000    6.440%, 07/19/01                                           9,979
               FHLMC, MTN
      8,000    4.020%, 07/03/02                                           8,000
               FNMA
     10,000    3.840%, 08/16/01                                           9,950
                                                                       --------
               Total U.S. Government Agency Obligations (Cost $37,919)   37,919
                                                                       --------
                         REPURCHASE AGREEMENTS -- 16.3%
               Credit Suisse First Boston, 4.100%, dated
               06/29/01, matures 07/02/01, repurchase price
               $17,505,979 (collateralized by U.S. Government
               Obligation, total par value $17,125,000, 6.375%,
     17,500    11/15/03; total market value $17,851,743)                 17,500

               Lehman Brothers, 4.100%, dated 06/29/01, matures
               07/02/01, repurchase price $35,912,266 (collateralized
               by U.S. Government Obligation, total par value
               $37,025,000, 6.000%, 05/01/16; total market
     35,900    value $36,618,697)                                        35,900
                                                                       --------
               Total Repurchase Agreements (Cost $53,400)                53,400
                                                                       --------
Total Investments (Cost $347,283)-- 105.7%                              347,283
                                                                       --------
Other Assets and Liabilities, Net -- (5.7%)
   Securities Purchased Payable                                         (18,000)
   Other Assets and Liabilities, Net                                       (673)
                                                                       --------
Total other assets and liabilities                                      (18,673)
                                                                       --------

Bishop Street Funds

Money Market Fund                                                    (UNAUDITED)
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                                   (CONCLUDED)

                                                                        Value
                                                                        (000)
                                                                       --------

                                   NET ASSETS:
FundShares of Institutional Class (unlimited authorization -- no par value)
    based on 327,960,234 outstanding shares of beneficial interest     $327,960
Fund Shares of Class A (unlimited authorization-- no par value)
    based on 681,689 outstanding shares of beneficial interest              682
Accumulated net realized loss on investments                                (32)
                                                                       --------
Total Net Assets -- 100.0%                                             $328,610
                                                                       ========
Net Asset Value, Offering and Redemption
    Price Per Share -- Institutional Class                                $1.00
                                                                       ========
Net Asset Value and Redemption Price Per Share -- Class A                 $1.00
                                                                       ========

(A) FLOATING RATE SECURITY -- THE RATE REFLECTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON 06/30/01. THE MATURITY DATE SHOWN IS THE NEXT SCHEDULED RESET DATE.
(B) SECURITIES SOLD WITHIN THE TERMS OF A PRIVATE PLACEMENT MEMORANDUM, EXCEPT FROM REGISTRATION UNDER SECTION 3A-4, 4(2) OR 144A OF THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY BE SOLD ONLY TO DEALERS IN THAT PROGRAM OR OTHER "ACCREDITED INVESTORS".
FHLMC -- FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA -- FEDERAL NATIONAL MORTGAGE CORPORATION
MTN -- MEDIUM TERM NOTE
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


June 30, 2001                                          www.bishopstreetfunds.com

Treasury Money Market Fund                                           (UNAUDITED)
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS

       Face
      Amount                                                            Value
       (000)                                                            (000)
     ---------                                                         ---------

                        U.S. TREASURY OBLIGATIONS -- 40.2%
               U.S Treasury Bills (A)
    $20,000    5.509%, 07/05/01                                        $ 19,988
     20,000    4.082%, 07/19/01                                          19,960
     20,000    3.633%, 07/26/01                                          19,950
     40,000    3.557%, 09/13/01                                          39,710
     20,000    3.445%, 09/20/01                                          19,846
     20,000    3.394%, 09/27/01                                          19,836
               U.S. Treasury Notes
     20,000    6.625%, 07/31/01                                          20,003
     10,000    5.500%, 07/31/01                                           9,995
                                                                       --------
               Total U.S. Treasury Obligations (Cost $169,288)          169,288
                                                                       --------

                         REPURCHASE AGREEMENTS -- 60.0%
               Credit Suisse First Boston, 4.000%, dated 06/29/01,
               matures 07/02/01, repurchase price $94,631,533
               (collateralized by U.S. Treasury Obligation, total par
               value $92,380,000, 6.125%, 08/31/02: total
     94,600    market value $96,492,693)                                 94,600

               Lehman Brothers 3.950%, dated 06/29/01, matures 07/02/01,
               repurchase price $69,122,745 (collateralized by various
               U.S. Treasury Obligations, total par value $54,897,000,
               6.625%-11.250%, 02/15/15-02/15/27: total market
     69,100    value $70,459,282)                                        69,100

               Morgan Stanley Dean Witter, 3.950%, dated 06/29/01,
               matures 07/02/01, repurchase price $56,418,565
               (collateralized by various U.S. Treasury Obligations,
               total par value $50,905,000, 4.250%-6.125%,
     56,400    01/15/10-08/31/02: total market value $57,608,936)        56,400

               UBS Warburg Dillion, 3.960%, dated 06/29/01, matures
               07/02/01, repurchase price $32,710,791 (collateralized
               by U.S. Treasury Obligation, total par value $28,600,000,
     32,700    3.875%, 04/15/29: total market value $33,354,324)         32,700
                                                                       --------
               Total Repurchase Agreements (Cost $252,800)              252,800
                                                                       --------
Total Investments (Cost $422,088)-- 100.2%                              422,088
                                                                       --------
Other Assets and Liabilities, Net -- (0.2%)                                (621)
                                                                       --------

Bishop Street Funds

Treasury Money Market Fund                                           (UNAUDITED)
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                                   (CONCLUDED)

                                                                        Value
                                                                        (000)
                                                                       --------

                                   NET ASSETS:
FundShares of Institutional Class (unlimited authorization -- no par value) based on 421,449,291 outstanding shares of beneficial
    interest                                                           $421,449
Undistributed net investment income                                          14
Accumulated net realized gain on investments                                  4
                                                                       --------
Total Net Assets -- 100.0%                                             $421,467
                                                                       ========
Net Asset Value, Offering and Redemption
    Price Per Share -- Institutional Class                                $1.00
                                                                       ========

(A) REPRESENTS THE EFFECTIVE YIELD AT DATE OF PURCHASE.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.



June 30, 2001                                          www.bishopstreetfunds.com

Bishop Street Funds                                                  (UNAUDITED)
--------------------------------------------------------------------------------


                            STATEMENTS OF OPERATIONS
                     FOR THE SIX-MONTH PERIOD ENDED 06/30/01
                                 (IN THOUSANDS)

                                                    High      Hawaii            Treasury
                                                    Grade    Municipal   Money    Money
                                         Equity    Income      Bond     Market   Market
                                          Fund      Fund       Fund      Fund     Fund
-----------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Interest Income                      $  286+   $ 3,758+   $3,968   $8,682   $11,595
   Dividend Income (Net of withholding
      taxes of $7)                         993         --        --       --        --
-----------------------------------------------------------------------------------------
   Total Investment Income               1,279      3,758     3,968    8,682    11,595
-----------------------------------------------------------------------------------------
EXPENSES:
   Investment Adviser Fee                1,024        347       270      481       671
   Management Fee                          277        126       154      321       447
   Shareholder Servicing Fee               346        158       193      400       559
   Distribution Fees Class A                12         --        28       --        --
   Custody Fees                             13          7         5       22        51
   Transfer Agent Fees                      35         26        26       28        30
   Registration Fees                        12          3         1        7        32
   Trustees Fees                            13          6         7       14        21
   Printing Fees                            11          6         6       16        25
   Professional Fees                        24         11        11       24        48
   Miscellaneous Expenses                    2          1         1        5         9
-----------------------------------------------------------------------------------------
      Total Expenses                     1,769        691       702    1,318     1,893
-----------------------------------------------------------------------------------------
      Less Waivers:
        Investment Adviser Fee             (30)       (57)     (118)    (128)     (369)
        Management Fee                    (127)       (59)      (93)    (148)     (206)
        Shareholder Servicing Fee         (208)       (95)     (116)    (240)     (335)
-----------------------------------------------------------------------------------------
            Total Waivers                 (365)      (211)     (327)    (516)     (910)
-----------------------------------------------------------------------------------------
      Total Net Expenses                 1,404        480       375      802       983
-----------------------------------------------------------------------------------------
   Net Investment Income (Loss)           (125)     3,278     3,593    7,880    10,612
-----------------------------------------------------------------------------------------
Net Realized Gain (Loss) on Investments(19,977)      (629)       59      (28)       24
Change in Unrealized Appreciation
   (Depreciation) on Investments       (31,600)       151       521       --        --
-----------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)
   on Investments                      (51,577)      (478)      580      (28)       24
-----------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
   Resulting from Operations          $(51,702)   $ 2,800    $4,173   $7,852   $10,636
=========================================================================================

+ INCLUDES INCOME FROM SECURITIES LENDING PROGRAM. SEE NOTES TO FINANCIAL STATEMENTS FOR ADDITIONAL INFORMATION.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

Bishop Street Funds

Bishop Street Funds                                                  (UNAUDITED)
--------------------------------------------------------------------------------

                       STATEMENTS OF CHANGES IN NET ASSETS
                                 (IN THOUSANDS)


                                                      Equity Fund         High Grade Income Fund
---------------------------------------------------------------------------------------------------
                                                  01/01/01 to 01/01/00 to 01/01/01 to 01/01/00 to
                                                  06/30/01    12/31/00    06/30/01    12/31/00
---------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
   Net Investment Income (Loss)                   $  (125)   $  (878)     $ 3,278    $ 6,918
   Net Realized Gain (Loss) on Investments        (19,977)    21,586         (629)    (3,839)
   Change in Unrealized Appreciation
     (Depreciation) on Investments                (31,600)   (81,793)         151      9,478
---------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets Resulting
     From Operations                              (51,702)   (61,085)       2,800     12,557
---------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net Investment Income
     Institutional Class Shares                        --         --       (3,272)    (6,918)
     Class A Shares                                    --         --           (4)        --
   Capital Gains:
     Institutional Class Shares                        --    (32,969)          --         --
     Class A Shares                                    --       (651)          --         --
---------------------------------------------------------------------------------------------------
        Total Distributions                            --    (33,620)      (3,276)    (6,918)
---------------------------------------------------------------------------------------------------
Changes in Net Assets                             (51,702)   (94,705)        (476)     5,639
---------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
   Institutional Class Shares:
     Proceeds from Shares Issued                   12,630     38,588        4,938     13,675
     Reinvestments of Cash Distributions               --     14,828          856      1,514
     Cost of Shares Redeemed                      (10,094)   (51,715)      (7,873)   (20,821)
---------------------------------------------------------------------------------------------------
        Total Institutional Class Capital
           Share Transactions                       2,536      1,701       (2,079)    (5,632)
---------------------------------------------------------------------------------------------------
   Class A Shares:
     Proceeds from Shares Issued                      943     12,266          408         64
     Reinvestments of Cash Distributions               --        646            3         --
     Cost of Shares Redeemed                         (851)      (522)         (63)       (39)
---------------------------------------------------------------------------------------------------
        Total Class A Capital Share Transactions       92     12,390          348         25
---------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets
   From Capital Share Transactions                  2,628     14,091       (1,731)    (5,607)
---------------------------------------------------------------------------------------------------
   Total Increase (Decrease) in Net Assets        (49,074)   (80,614)      (2,207)        32
---------------------------------------------------------------------------------------------------
NET ASSETS:
     Beginning of Period                          311,196    391,810      127,914    127,882
---------------------------------------------------------------------------------------------------
     End of Period                              $ 262,122   $311,196     $125,707   $127,914
===================================================================================================

CAPITAL SHARE TRANSACTIONS:
   Institutional Class Shares:
Shares Issued                                       1,082      2,315          501      1,437
Shares Issued in Lieu of Cash Distributions            --        992           87        158
Shares Redeemed                                      (833)    (3,007)        (798)    (2,179)
---------------------------------------------------------------------------------------------------
        Total Institutional Class Capital
           Share Transactions                         249        300         (210)      (584)
---------------------------------------------------------------------------------------------------
   Class A Shares:
Shares Issued                                          80        741           41          7
Shares Issued in Lieu of Cash Distributions            --         45           --         --
Shares Redeemed                                       (73)       (31)          (6)        (4)
---------------------------------------------------------------------------------------------------
        Total Class A Capital Share Transactions        7        755           35          3
---------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Capital Shares             256      1,055         (175)      (581)
===================================================================================================

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.




June 30, 2001                                          www.bishopstreetfunds.com

Bishop Street Funds                                                  (UNAUDITED)
--------------------------------------------------------------------------------


                       STATEMENT OF CHANGES IN NET ASSETS
                                 (IN THOUSANDS)

                                                                     Hawaii Municipal
                                                                         Bond Fund
-------------------------------------------------------------------------------------------
                                                                    01/01/01   01/01/00
                                                                  to 06/30/01 to 12/31/00
-------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
   Net Investment Income                                             $ 3,593    $ 7,344
   Net Realized Gain (Loss) on Investments                                59       (383)
   Change in Unrealized Appreciation
      on Investments                                                     521     11,012
-------------------------------------------------------------------------------------------
Increase in Net Assets Resulting From Operations                       4,173     17,973
-------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net Investment Income:
     Institutional Class Shares                                       (3,067)    (6,952)
     Class A Shares                                                     (503)      (389)
   Capital Gains:
     Institutional Class Shares                                           --        (63)
     Class A Shares                                                       --         (3)
-------------------------------------------------------------------------------------------
         Total Distributions                                          (3,570)    (7,407)
-------------------------------------------------------------------------------------------
Change in Net Assets                                                     603     10,566
-------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
   Institutional Class Shares:
     Proceeds from Shares Issued                                       3,994     14,883
     Reinvestments of Cash Distributions                                 369        729
     Cost of Shares Redeemed                                          (8,323)   (31,911)
-------------------------------------------------------------------------------------------
         Total Institutional Class Capital Share Transactions         (3,960)   (16,299)
-------------------------------------------------------------------------------------------
   Class A Shares:
     Proceeds from Shares Issued                                       6,295     13,670
     Reinvestments of Cash Distributions                                 164        223
     Cost of Shares Redeemed                                          (1,299)      (780)
-------------------------------------------------------------------------------------------
         Total Class A Capital Share Transactions                      5,160     13,113
-------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets From Capital Share Transactions  1,200     (3,186)
-------------------------------------------------------------------------------------------
   Total Increase in Net Assets                                        1,803      7,380
-------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of Period                                               154,852    147,472
-------------------------------------------------------------------------------------------
   End of Period                                                    $156,655   $154,852
===========================================================================================
CAPITAL SHARE TRANSACTIONS:
   Institutional Class Shares:
Shares Issued                                                            372      1,468
Shares Issued in Lieu of Cash Distributions                               34         71
Shares Redeemed                                                         (775)    (3,089)
-------------------------------------------------------------------------------------------
         Total Institutional Class Capital Share Transactions           (369)    (1,550)
-------------------------------------------------------------------------------------------
   Class A Shares:
Shares Issued                                                            587      1,308
Shares Issued in Lieu of Cash Distributions                               16         22
Shares Redeemed                                                         (121)       (78)
-------------------------------------------------------------------------------------------
         Total Class A Capital Share Transactions                        482      1,252
-------------------------------------------------------------------------------------------
Net Increase (Decrease) in Capital Shares                                113       (298)
===========================================================================================

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.



Bishop Street Funds

Bishop Street Funds                                                  (UNAUDITED)
--------------------------------------------------------------------------------

                       STATEMENTS OF CHANGES IN NET ASSETS
                                 (IN THOUSANDS)

                                                                          Treasury
                                                  Money Market          Money Market
                                                      Fund                  Fund
---------------------------------------------------------------------------------------------
                                              01/01/01 to 01/01/00 to 01/01/01 to 01/01/00 to
                                              06/30/01    12/31/00    06/30/01    12/31/00
---------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
   Net Investment Income                      $   7,880  $  18,706  $ 10,612 $    21,891
   Net Realized Gain (Loss) on Investments          (28)        (2)       24           4
---------------------------------------------------------------------------------------------
   Increase in Net Assets Resulting From
      Operations                                  7,852     18,704    10,636      21,895
---------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net Investment Income
     Institutional Class Shares                  (7,882)   (18,706)  (10,612)    (21,891)
     Class A Shares (1)                              (2)        --        --          --
---------------------------------------------------------------------------------------------
        Total Distributions                      (7,884)   (18,706)  (10,612)    (21,891)
---------------------------------------------------------------------------------------------
Changes in Net Assets                               (32)        (2)       24           4
---------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (ALL AT $1.00 PER SHARE):
   Institutional Class Shares:
     Proceeds from Shares Issued                309,271    656,232   773,431   1,210,816
     Reinvestments of Cash Distributions            167        323        38          58
     Cost of Shares Redeemed                   (287,156)  (635,166) (807,638) (1,086,330)
---------------------------------------------------------------------------------------------
        Total Institutional Class Capital
           Share Transactions                    22,282     21,389   (34,169)    124,544
---------------------------------------------------------------------------------------------
   Class A Shares: (1)
     Proceeds from Shares Issued                    698         --        --          --
     Reinvestments of Cash Distributions              2         --        --          --
     Cost of Shares Redeemed                        (18)        --        --          --
---------------------------------------------------------------------------------------------
        Total Class A Capital
           Share Transactions                       682         --        --          --
---------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets
   From Capital Share Transactions               22,964     21,389   (34,169)    124,544
---------------------------------------------------------------------------------------------
   Total Increase (Decrease) in Net Assets       22,932     21,387   (34,145)    124,548
---------------------------------------------------------------------------------------------
NET ASSETS:
     Beginning of Period                        305,678    284,291   455,612     331,064
---------------------------------------------------------------------------------------------
     End of Period                            $ 328,610  $ 305,678 $ 421,467 $   455,612
=============================================================================================

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
(1) COMMENCED OPERATIONS ON 05/01/01.
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


June 30, 2001                                          www.bishopstreetfunds.com

Bishop Street Funds
--------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD ENDED JUNE 30, 2001 (UNAUDITED) AND THE PERIODS ENDED DECEMBER 31,


                                    INVESTMENT ACTIVITIES                DISTRIBUTIONS FROM
                       -------------------------------------------     ------------------------
                        NET ASSET                     NET REALIZED                                    NET ASSET
                         VALUE,             NET      AND UNREALIZED        NET                         VALUE,
                        BEGINNING       INVESTMENT   GAIN (LOSS) ON    INVESTMENT       CAPITAL        END OF            TOTAL
                        OF PERIOD      INCOME (LOSS)   INVESTMENTS       INCOME          GAINS         PERIOD          RETURN**
                       ----------     --------------  ------------     ----------       -------        ------          ----------
-----------
EQUITY FUND
-----------
INSTITUTIONAL CLASS SHARES:
2001                     $13.55          $   --         $(2.26)         $   --         $   --          $11.29          (16.68)%+
2000                      17.88              --          (2.77)             --          (1.56)          13.55          (16.20)
1999(1)                   15.28              --           3.68              --          (1.08)          17.88           24.37
1998                      12.06            0.05           3.88           (0.05)         (0.66)          15.28           33.05
1997(2)                   10.00            0.08           2.06           (0.08)            --           12.06           21.52+
CLASS A SHARES
2001                     $13.49          $(0.02)        $(2.24)          $  --         $   --          $11.23          (16.75)%+
2000                      17.87              --          (2.82)             --          (1.56)          13.49          (16.49)
1999(3)                   15.74              --           3.19              --          (1.06)          17.87           20.52+

---------------------
HIGH GRADE INCOME FUND
---------------------
INSTITUTIONAL CLASS SHARES:
2001                     $ 9.81          $ 0.25         $(0.04)         $(0.25)        $   --          $ 9.77            2.18%+
2000                       9.39            0.52           0.42           (0.52)            --            9.81           10.25
1999                      10.43            0.48          (0.92)          (0.50)         (0.10)           9.39           (4.34)
1998                      10.23            0.54           0.37           (0.54)         (0.17)          10.43            9.09
1997(2)                   10.00            0.51           0.26           (0.51)         (0.03)          10.23            7.94+
CLASS A SHARES:
2001                     $ 9.76          $ 0.24         $(0.04)         $(0.24)        $   --          $ 9.72            2.06%+
2000                       9.35            0.52           0.38           (0.49)            --            9.76            9.85
1999(3)                    9.69            0.19          (0.19)          (0.24)         (0.10)           9.35           (0.05)+
--------------------------
HAWAII MUNICIPAL BOND FUND
--------------------------
INSTITUTIONAL CLASS SHARES:
2001(4)                  $10.70          $ 0.25         $ 0.04          $(0.25)        $   --          $10.74            2.72%+
2000                       9.98            0.50           0.72           (0.50)            --           10.70           12.61
1999                      10.77            0.48          (0.75)          (0.50)         (0.02)           9.98           (2.65)
1998                      10.67            0.51           0.10           (0.51)            --           10.77            5.84
1997                      10.34            0.53           0.33           (0.53)            --           10.67            8.52
1996                      10.47            0.55          (0.12)          (0.55)         (0.01)          10.34            4.21
CLASS A SHARES:
2001(4)                  $10.69          $ 0.24         $ 0.04          $(0.24)        $   --          $10.73            2.63%+
2000                       9.97            0.46           0.73           (0.47)            --           10.69           12.34
1999(3)                   10.42            0.26          (0.44)          (0.25)         (0.02)           9.97           (1.76)+

-----------------
MONEY MARKET FUND
-----------------
INSTITUTIONAL CLASS SHARES:
2001                     $ 1.00          $ 0.02         $   --          $(0.02)        $   --          $ 1.00            2.47%+
2000                       1.00            0.06             --           (0.06)            --            1.00            6.13
1999                       1.00            0.05             --           (0.05)            --            1.00            4.88
1998                       1.00            0.05             --           (0.05)            --            1.00            5.26
1997                       1.00            0.05             --           (0.05)            --            1.00            5.29
1996                       1.00            0.05             --           (0.05)            --            1.00            5.12
CLASS A SHARES:
2001(5)                  $ 1.00          $ 0.01         $   --          $(0.01)        $   --          $ 1.00            0.72%+
--------------------------
TREASURY MONEY MARKET FUND
--------------------------
INSTITUTIONAL CLASS SHARES:
2001                     $ 1.00          $ 0.02         $   --          $(0.02)        $   --          $ 1.00            2.37%+
2000                       1.00            0.06             --           (0.06)            --            1.00            5.89
1999                       1.00            0.05             --           (0.05)            --            1.00            4.65
1998                       1.00            0.05             --           (0.05)            --            1.00            5.10
1997                       1.00            0.05             --           (0.05)            --            1.00            5.22
1996(6)                    1.00            0.03             --           (0.03)            --            1.00            5.08*


[table continued]

                                           RATIO OF      RATIO OF EXPENSES    RATIO OF NET           RATIO OF NET
                         NET ASSETS,     EXPENSES TO        TO AVERAGE         INVESTMENT         INVESTMENT INCOME
                           END OF          AVERAGE          NET ASSETS           INCOME              TO AVERAGE           PORTFOLIO
                           PERIOD            NET           EXCLUDING FEE       TO AVERAGE            NET ASSETS           TURNOVER
                            (000)          ASSETS             WAIVERS          NET ASSETS       EXCLUDING FEE WAIVERS       RATE
                           -------        --------       ----------------      ----------       ---------------------     ---------
-----------
EQUITY FUND
-----------
INSTITUTIONAL CLASS SHARES:
2001                       $253,191          1.00%*             1.28%*            (0.08)%*              (0.36)%*               54%
2000                        300,565          1.00               1.28              (0.23)                (0.51)                 52
1999(1)                     391,227          1.00               1.27              (0.01)                (0.28)                 58
1998                        101,817          1.00               1.32               0.38                  0.06                  41
1997(2)                      69,967          0.99*              1.39*              0.83*                 0.43*                 30
CLASS A SHARES
2001                       $  8,931          1.25%*             1.53%*            (0.33)%*              (0.61)%*               54%
2000                         10,631          1.25               1.53              (0.51)                (0.79)                 52
1999(3)                         583          1.25*              1.61*             (0.33)*               (0.69)*                58

---------------------
HIGH GRADEINCOME FUND
---------------------
INSTITUTIONAL CLASS SHARES:
2001                       $125,336          0.76%*             1.13%*             5.20%*                4.83%*                54%
2000                        127,888          0.77               1.14               5.41                  5.04                  88
1999                        127,881          0.80               1.19               5.12                  4.73                  56
1998                         24,901          0.80               1.21               5.21                  4.80                  98
1997(2)                      26,242          0.80*              1.30*              5.58*                 5.08*                 32
CLASS A SHARES:
2001                       $    371          1.01%*             1.38%*             4.96%*                4.59%*                54%
2000                             26          1.02               1.39               5.24                  4.87                  88
1999(3)                           1          1.05*              1.87*              4.89*                 4.07*                 56
--------------------------
HAWAII MUNICIPAL BOND FUND
--------------------------
INSTITUTIONAL CLASS SHARES:
2001(4)                    $131,466          0.45%*             0.92%*             4.70%*                4.23%*                 0%
2000                        134,901          0.44               0.92               4.89                  4.41                  19
1999                        141,341          0.41               0.99               4.79                  4.21                  14
1998                         35,751          0.41               1.01               4.74                  4.14                  21
1997                         29,005          0.34               0.99               5.05                  4.40                  29
1996                         15,408          0.21               0.85               5.33                  4.68                  27
CLASS A SHARES:
2001(4)                    $ 25,189          0.70%*             1.17%*             4.46%*                3.99%*                 0%
2000                         19,951          0.69               1.17               4.63                  4.15                  19
1999(3)                       6,131          0.66*              1.24*              4.89*                 4.31*                 14

-----------------
MONEY MARKET FUND
-----------------
INSTITUTIONAL CLASS SHARES:
2001                       $327,928          0.50%*             0.82%*             4.93%*                4.61%*               n/a
2000                        305,678          0.50               0.83               5.95                  5.62                 n/a
1999                        284,291          0.50               0.84               4.78                  4.44                 n/a
1998                        268,318          0.50               0.81               5.12                  4.81                 n/a
1997                        246,671          0.51               0.85               5.18                  4.84                 n/a
1996                        274,125          0.49               0.60               5.01                  4.90                 n/a
CLASS A SHARES:
2001(5)                    $    682          0.75%*             1.07%*             3.64%*                3.32%*               n/a
--------------------------
TREASURY MONEY MARKET FUND
--------------------------
INSTITUTIONAL CLASS SHARES:
2001                       $421,467          0.44%*             0.82%*             4.76%*                4.38%*               n/a
2000                        455,612          0.44               0.82               5.73                  5.35                 n/a
1999                        331,064          0.44               0.85               4.56                  4.15                 n/a
1998                        299,844          0.44               0.84               4.98                  4.58                 n/a
1997                        273,919          0.43               0.86               5.11                  4.68                 n/a
1996(6)                     180,201          0.42*              0.65*              4.96*                 4.74*                n/a

+  TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED.
*  ANNUALIZED.
** TOTAL RETURN DOES NOT REFLECT THE SALES CHARGE ON CLASS A SHARES.

(1) PER SHARE NET INVESTMENT INCOME AMOUNT CALCULATED USING AVERAGE SHARES.
(2) COMMENCED OPERATIONS ON JANUARY 31, 1997.
(3) COMMENCED OPERATIONS ON JUNE 14, 1999.
(4) SEE NOTE 2 IN NOTES TO FINANCIAL STATEMENTS, "IMPLEMENTATION OF NEW ACCOUNTING STANDARDS."
(5) COMMENCED OPERATIONS ON MAY 1, 2001.
(6) COMMENCED OPERATIONS ON MAY 1, 1996.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

Bishop Street Funds               June 30, 2001        www.bishopstreetfunds.com

                                     44 & 45

Bishop Street Funds
--------------------------------------------------------------------------------

                          Notes to Financial Statements

1. ORGANIZATION
   The Bishop Street Funds (the "Trust") are registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Bishop Street Funds consist of a series of five funds (the "Funds") which includes the Equity Fund, High Grade Income Fund, Hawaii Municipal Bond Fund, Money Market Fund and the Treasury Money Market Fund. On June 14, 1999, Class A Shares commenced operations for the Equity, High Grade Income and Hawaii Municipal Bond Funds. On May 1, 2001, Class A Shares commenced operations for the Money Market Fund. Class A Shares of the Equity, High Grade Income and Hawaii Municipal Bond Funds are subject to a sales load as disclosed in the prospectus. The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund in which shares are held. The Funds' prospectus provides a description of each Fund's investment objectives, policies and strategies.

2. SIGNIFICANT ACCOUNTING POLICIES
   The following is a summary of significant accounting policies followed by the Trust.
SECURITY VALUATION
   Bishop Street Fund investments in equity securities which are traded on a national securities exchange (or reported on the NASDAQ national market system) are stated at the last quoted sale price on the principal exchange on which they are traded on valuation date; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding sixty days to maturity which are actively traded are valued by an independent pricing service at the most recently quoted bid price. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost. Restricted securities for which quotations are not readily available are valued at fair value using methods determined in good faith under general Trustee supervision.
   Investment securities held by the Money Market and Treasury Money Market Funds are stated at amortized cost, which approximates market value. Under this valuation method, purchase discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.
SECURITY TRANSACTIONS AND INVESTMENT INCOME
   Security transactions are accounted for on the date the security is purchased or sold (trade date). Costs used in determining net realized capital gains and losses on the sale of securities are those of the specific securities sold adjusted for the accretion and amortization of the purchase discounts and premiums during the respective holding periods. Interest income is recorded on the accrual basis; dividend income is recorded on ex-dividend date.


Bishop Street Funds

                                                                     (UNAUDITED)
--------------------------------------------------------------------------------


DISCOUNTS AND PREMIUMS
   Discounts and premiums are accreted or amortized over the life of each security and are recorded as interest income for each of the Funds using the scientific interest method, which approximates the effective interest method. REPURCHASE AGREEMENTS
   Securities pledged as collateral for Repurchase Agreements are held by the custodian bank until the respective agreements mature. The Funds may also invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained in a segregated account by the broker's custodian bank until the maturity of the repurchase agreement. Provisions of repurchase agreements and procedures adopted by the Adviser ensure that the market value of the collateral is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.
EXPENSES
   Expenses that are directly related to one of the Funds are charged directly to that Fund. Class specific expenses, such as the distribution fees, are borne by that class. Other operating expenses of the Trust are prorated to the Funds on the basis of relative net assets. Income, other expenses and realized and unrealized gains and losses of a fund are allocated to the respective classes on the basis of relative net assets each day.
DISTRIBUTIONS TO SHAREHOLDERS
   Distributions from net investment income are declared daily and paid on a monthly basis for the High Grade Income Fund, Hawaii Municipal Bond Fund, the Money Market Fund and the Treasury Money Market Fund. The Equity Fund declares and pays such dividends on a quarterly basis. Any net realized capital gains will be distributed at least annually for all Funds.
FEDERAL INCOME TAXES
   It is each Fund's intention to continue to qualify as a regulated investment company for federal income tax purposes and to distribute a majority of its taxable income and net capital gains. Accordingly, no provision for federal income taxes is required. the timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations that may differ from accounting principles generally accepted in the United States. These differences relate primarily to paydowns on asset-backed securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ from distributions during such period. Accordingly, the Funds may periodically make reclassifications among certain capital accounts without impacting the net asset value of the Funds.

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   Bishop Street Funds
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USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS
   The preparation of financial statements, in conformity with accounting principles generally accepted in the United States, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. IMPLEMENTATION OF NEW ACCOUNTING STANDARDS
   The Bishop Street Funds implemented the provisions of the American Institute of Certified Public Accountants Audit and Accounting Guide "Audits of Investment Companies" (the "Guide"), as required on January 1, 2001.Prior to January 1, 2001, the Hawaii Municipal Bond Fund did not accrete market discounts on fixed income securities. In accordance with the implementation of the new accounting standards, the Fund was required to record a cumulative effect adjustment of $23,838 to reflect the accretion of market discounts that were not previously recorded. The cumulative adjustments were a reclassification between net investment income and net unrealized appreciation of securities and therefore did not impact total net assets or the net asset value per share of the Fund.
   The effect of this change on the financial highlights for the Hawaii Municipal Bond Fund, as presented on pages 44 and 45, for the six months ended June 30, 2001 was to increase net investment income per share by $0.00 and $0.00, decrease net realized and unrealized gains and losses per share by $0.00 and $0.00, and increase the ratio of net investment income to average net assets from 4.67% to 4.70% and 4.43% to 4.46%, for Institutional Class and Class A, respectively. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

3. INVESTMENT ADVISORY AGREEMENT
   Investment advisory services are provided to the Funds by Bishop Street Capital Management (the "Adviser"). The Adviser is entitled to receive an annual fee of 0.74% of the average daily net assets of the Equity Fund, 0.55% of the average daily net assets of the High Grade Income Fund, 0.35% of the average daily net assets of the Hawaii Municipal Bond Fund, and 0.30% of the Money Market and Treasury Money Market Funds. The Adviser may from time to time waive a portion of its fee in order to limit the operating expenses of a Fund.
   Wellington Management Company, LLP (the "Sub-Adviser") serves as the investment sub-adviser for the Money Market Fund and the Treasury Money Market Fund (collectively, the "Money Market Funds"), pursuant to a sub-adviser agreement. The Sub-Adviser is entitled to receive from the Adviser a fee, computed daily and paid monthly, at the annual rate of 0.075% of the average daily net assets of the Money Market Funds up to $500

Bishop Street Funds

                                                                     (UNAUDITED)
--------------------------------------------------------------------------------

million and 0.020% of the average daily net assets of the Money Market Funds in excess of $500 million.

4. ADMINISTRATIVE, TRANSFER AGENT AND DISTRIBUTION SERVICES
   Pursuant to an administration agreement dated January 27, 1995, (the "Agreement") SEI Investments Mutual Funds Services ("MFS"), a wholly owned subsidiary of SEI Investments Company, acts as the Trust's Administrator. Under the terms of the Agreement, MFS is entitled to receive an annual fee of 0.20% of the average daily net assets of each Fund. MFS has voluntarily agreed to waive a portion of its fee in order to limit operating expenses.
   Pursuant to an agreement dated January 30, 1995, DST Systems, Inc. ("DST") acts as the Transfer Agent of the Trust. As such, DST provides transfer agency, dividend disbursing and shareholder services to the Trust.
   SEI Investments Distribution Co. ("SIDCO"), a wholly owned subsidiary of SEI Investments Company, acts as the Trust's Distributor pursuant to a distribution agreement dated June 10, 1999. The Funds have adopted a Distribution Plan on behalf of Class A Shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan provides that Class A Shares will bear the cost of their distribution expenses. The Distributor, as compensation for its services under the Plan, receives a distribution fee, computed daily and payable monthly, of 0.25% of the average daily net assets attributable to each Fund's Class A Shares.
   The Trust has adopted and entered into a shareholder service plan and agreement with SIDCO. Each Fund pays to SIDCO a shareholder servicing fee at an annual rate of 0.25% of the average daily net asset value of all shares of each fund, which is computed daily and paid monthly. Under the shareholder service plan, SIDCO may perform, or may compensate other service providers for performing various shareholder and administrative services. SIDCO may also retain as profit any difference between the fee it receives and amount it pays to third parties. For the period, SIDCO paid the entire amount of fees received under the shareholder service plan to First Hawaiian Bank for shareholder services performed for the Funds. SIDCO has voluntarily agreed to waive a portion of its fee in order to limit operating expenses.
   Certain officers of the Trust are also officers of the Administrator. Such officers are paid no fees by the Trust.

5.  Securities Lending
The Equity and High Grade Income Funds loaned securities to certain brokers, dealers and other financial institutions who paid the fund negotiated lenders' fees. The fund received cash collateral, letters of credit or U.S. Government securities against the loaned securities in an amount equal to 102% of the market value of the loaned securities at the inception

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Bishop Street Funds
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of each loan. The loans were, and at all times will be, collateralized in an amount equal to at least 100% of the market value of the securities loaned. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited. The market value of the securities on loan at June 30, 2001, collateral purchased with cash received, and income generated from the program during the period with respect to such loans were as follows:

                   Market Value of         Market Value of       Income Received from
               Securities Loaned (000)    Collateral (000)     Securities Lending (000)
               -----------------------    -----------------    ------------------------
Equity Fund            $29,132                 $29,998                    $17
High Grade
  Income Fund           39,766                  40,834                     22

6. INVESTMENT TRANSACTIONS
   The cost of security purchases and the proceeds from the sale of securities, other than temporary cash investments for the period ended June 30, 2001 are presented below for the Funds.

                                     EQUITY        HIGH GRADE         HAWAII MUNICIPAL
                                      FUND         INCOME FUND            BOND FUND
                                      (000)           (000)                 (000)
                                     -------      ------------        -----------------
Purchases
  U.S. Government Securities        $     --       $ 37,661               $   --
  Other                              148,149         28,855                   --

Sales
  U.S. Government Securities        $     --       $ 47,257               $   --
  Other                              145,382         19,326                1,770

      The aggregate gross unrealized appreciation and depreciation of securities held by the Equity Fund, High Grade Income Fund, and Hawaii Municipal Bond Fund for federal income tax purposes at June 30, 2001 were as follows:

                                     EQUITY        HIGH GRADE         HAWAII MUNICIPAL
                                      FUND         INCOME FUND            BOND FUND
                                      (000)           (000)                 (000)
                                     -------      ------------        -----------------
Gross Unrealized Appreciation       $ 46,607         $ 2,855               $5,678

Gross Unrealized Depreciation        (24,331)         (1,010)                (421)
                                    --------         -------               ------
Net Unrealized Appreciation         $ 22,276         $ 1,845               $5,257
                                    ========         =======               ======

Bishop Street Funds

                                                                     (UNAUDITED)
--------------------------------------------------------------------------------


      The total cost of securities and the net realized gains or losses on securities sold for federal income tax purposes at June 30, 2001 was not materially different from amounts reported for financial reporting purposes.

7. CONCENTRATION OF CREDIT RISK
      The Hawaii Municipal Bond Fund invests primarily in debt instruments in the state of Hawaii. The issuers' ability to meet their obligations may be affected by economic developments in that state. At June 30, 2001, the percentage of the Fund investments by each revenue source was as follows:

                                                         HAWAII MUNICIPAL
                                                             BOND FUND
                                                         ----------------
                 Cash Equivalents                               1
                 Education Bonds                                2
                 General Obligation Bonds                      41
                 Hospital Bonds                                 8
                 Housing Bonds                                  6
                 Public Facility Bonds                          6
                 Transportation Bonds                          16
                 Utility Bonds                                 19
                 Other Revenue Bonds                            1
                                                              ---
                                                              100%
                                                              ===
      The ratings of long-term debt holdings as a percentage of total value of long-term debt investments at June 30, 2001 are as follows:

                 STANDARD &                              HAWAII MUNICIPAL
                 POOR'S RATING                               BOND FUND
                 -------------                           ----------------
                 AAA                                           83
                 AA                                             9
                 A                                              5
                 Not Rated                                      3
                                                              ---
                                                              100%
                                                              ===



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                                       51
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Bishop Street Funds
--------------------------------------------------------------------------------

                                Board of Trustees

[Photo of MARTIN ANDERSON OMITTED]

MR. MARTIN ANDERSON
PARTNER--Goodsill, Anderson, Quinn & Stifel

[Photo of CHARLES E. CARLBOM OMITTED]

MR. CHARLES E. CARLBOM
CHAIRMAN--B.P.I., Inc.
PRESIDENT AND CEO--United Grocers, Inc. (1997-1999)
PRESIDENT AND CEO--Western Family Food, Inc.
Western Family Holdings Inc. (1982-1997)

[Photo of PHILIP H. CHING OMITTED]

MR. PHILIP H. CHING
VICE CHAIRMAN--First Hawaiian Bank
    (through January 1996)

[Photo of JAMES L. HUFFMAN OMITTED]

MR. JAMES L. HUFFMAN
DEAN & PROFESSOR--
     Lewis & Clark Law School

[Photo of Robert A. Nesher Omitted]

MR. ROBERT A. NESHER
CHAIRMAN--SEI Mutual Funds


Bishop Street Funds

--------------------------------------------------------------------------------


[Photo of WILLIAM S. RICHARDSON Omitted]

HONORABLE WILLIAM S. RICHARDSON
TRUSTEE--Kamehameha Schools Bishop Estate (through 1992)
CHIEF JUSTICE--Supreme
Court of Hawaii (through 1983)
LIEUTENANT GOVERNOR--State of Hawaii (1962-1966)

[Photo of PETER F. SANSEVERO Omitted]

MR. PETER F. SANSEVERO
REGIONAL DIRECTOR OF THE NORTHWESTERN
REGION AND FIRST VICE PRESIDENT--
     Merrill Lynch (through 1997)

[Photo of MANUEL R. SYLVESTER Omitted]

MR. MANUEL R. SYLVESTER
MANAGING & EXECUTIVE PARTNER--
   Coopers & Lybrand (through 1992)

[Photo of JOYCE S. TSUNODA Omitted]

DR. JOYCE S. TSUNODA
SENIOR VICE PRESIDENT & CHANCELLOR
   FOR COMMUNITY COLLEGES--University of Hawaii

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                                       53

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                                      NOTES

Bishop Street Funds

--------------------------------------------------------------------------------


                                      NOTES

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                                       55

--------------------------------------------------------------------------------

                                      NOTES

Bishop Street Funds

[Compass Graphic Omitted]

INVESTMENT ADVISER
BISHOP STREET CAPITAL MANAGEMENT
HONOLULU, HI 96813

ADMINISTRATOR
SEI INVESTMENTS MUTUAL FUNDS SERVICES
OAKS, PA 19456

DISTRIBUTOR
SEI INVESTMENTS DISTRIBUTION CO.
OAKS, PA 19456

TRANSFER AGENT
DST SYSTEMS, INC.
KANSAS CITY, MO 64141

CUSTODIAN
UNION BANK OF CALIFORNIA, N.A.
SAN FRANCISCO, CA 94104

LEGAL COUNSEL
MORGAN, LEWIS & Bockius LLP
Philadelphia, PA 19103

Auditors
PricewaterhouseCoopers LLP
Philadelphia, PA 19103

[BISHOP STREET FUNDS LOGO OMITTED]


                    FOR MORE INFORMATION ABOUT BISHOP STREET
                       FUNDS, CALL 1-800-262-9565 OR YOUR
                    INVESTMENT SPECIALIST VISIT US ONLINE AT
                            WWW.BISHOPSTREETFUNDS.COM

[BISHOP STREET FUNDS LOGO OMITTED]

BISHOP STREET FUNDS
P.O. BOX 3708
HONOLULU, HI 96811

     THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF BISHOP STREET FUNDS' SHAREHOLDERS. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

     SHARES OF BISHOP STREET FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY FIRST HAWAIIAN BANK OR ANY OF ITS AFFILIATES. SUCH SHARES ARE ALSO NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENT IN SHARES OF MUTUAL FUNDS INVOLVES RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. SEI INVESTMENTS DISTRIBUTION CO. SERVES AS DISTRIBUTOR FOR THE BISHOP STREET FUNDS AND IS NOT AFFILIATED WITH FIRST HAWAIIAN BANK OR ANY OF ITS AFFILIATES.

BSF-SA-004-07